As filed with the U.S. Securities and Exchange Commission on February 29, 2024

File Nos. 811-07763

333-10015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 137	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 138	☒

(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(925) 254-8999

(Registrant’s Telephone Number, including Area Code)

Jeffrey K. Seeley 2301 Rosecrans Avenue, Suite 2150 El Segundo, California 90245	Copies of Communications to: David A. Hearth, Esq. Paul Hastings LLP
(Name and Address of Agent for Service)	101 California Street, 48th Floor San Francisco, California 94111

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☒ on April 29, 2024 pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

(Share Class – Ticker Symbol)

iMGP Small Company Fund (formerly, iMGP SBH Focused Small Value Fund)

Institutional Class – PFSVX

[       ], 2024

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

iMGP Small Company Fund

Summary Section

Investment Objective

The iMGP Small Company Fund (the “Small Company Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Small Company Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Company Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	[	]%
Distribution and or Service (12b-1) Fees	[	]

Other Expenses	[	]%

Total Annual Fund Operating Expenses	[	]%
Fee Waiver and/or Expense Reimbursement(1)	[	]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)[(2)]	[	]%

(1)

iM Global Partner Fund Management, LLC, (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Small Company Fund, has contractually agreed to limit the Small Company Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2025 to an annual rate of 1.15% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three (3) years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(2)

[iM Global has separately contractually agreed through April 30, 2025 to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by iM Global is 0.35% of the daily net assets of the Fund. This agreement may be terminated at any time by the Board of the Trust upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.]

Example

This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Company Fund’s operating expenses remain the same. The cost for the Small Company Fund reflects the net expenses of the Small Company Fund that result from the contractual expense limitation in the first year only (through April 30, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year			Three Years			Five Years			Ten Years
Institutional Class	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Small Company Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was [ ]%.

Principal Strategies

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Fund (each a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Small Company Fund to give its sub-advisors broad flexibility but limit the sub-advisors to their highest-conviction ideas. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub-advisor

Fund Summary	3

manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub-adviser are indicated in the following table:

Sub-Advisor	Target Asset Allocation	Investment Style
Polen Capital Management, LLC	50%	Growth
Segall Bryant & Hamill, LLC	50%	Value

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. The Small Company Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector – from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the managers’ ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

The Advisor defines a “small company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of March 31, 2024, the range of market capitalizations of companies in the Russell 2000 Index was from approximately $[ ] million to $[ ] billion.

A sub-advisor may invest up to 15% of the Small Company Fund’s net assets in the securities of foreign companies, including those located in emerging markets. The Advisor defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Generally, a security may be sold: (1) if the sub-advisor believes the security is overvalued; (2) if the sub-advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub-advisor’s assessment criteria; or (5) for other portfolio management reasons.

The Small Company Fund’s sub-advisors may trade their portfolios frequently.

Principal Risks

Investment in stocks exposes shareholders of the Small Company Fund to the risk of losing money if the value of the stocks held by the Small Company Fund declines during the period an investor owns shares in the Small Company Fund. An investment in the Small Company Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Small Company Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Smaller Companies Risk. The Small Company Fund may invest a portion of its assets in the securities of small-and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Market Risk. The value of the Small Company Fund’s shares will fluctuate based on the performance of the Small Company Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Small Company Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Small Company Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Small Company Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

•	Multi-Management Risk. Because portions of the Small Company Fund’s assets are managed by different portfolio managers using different styles, the Small Company Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Large Shareholder Purchase and Redemption Risk. The Small Company Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Small Company Fund. Such large shareholder redemptions may cause the Small Company Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Small Company Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Small Company Fund’s performance to the extent that the Small Company Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Small Company Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Small Company Fund’s expense ratio.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Small Company Fund, the Small Company Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Small Company Fund emphasizes investments in a particular sector, the Small Company Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Small Company Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

•	Industrial Sector Risk. The Small Company Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Small Company Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Small Company Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Small Company Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Small Company Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Small Company Fund, the Advisor and the sub-advisors seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Portfolio Turnover Risk. This is the risk that the Small Company Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Small Company Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

Performance [To Be Updated]

The following performance information provides some indication of the risks of investing in the Small Company Fund. The bar chart shows changes in the performance of the Small Company Fund’s Institutional Class shares from year to year. The table below shows how the Small Company Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and an index of peer group mutual funds. Before April 29, 2024, the Fund was managed with a different investment strategy and may have achieved different performance results under its current investment strategy from the performance shown for periods before that date. Past performance, before and after taxes, is not a good predictor of the Small Company Fund’s future performance. Updated performance information is available on the Small Company Fund’s website at www.imgpfunds.com.

Small Company Fund

Institutional Class Calendar Year Total Returns

as of December 31

Fund Summary	5

During the period shown above, the highest and lowest quarterly returns earned by the Small Company Fund were:

Highest:	[ ]%	Quarter ended [ ]
Lowest:	[ ]%	Quarter ended [ ]

Average Annual Total Returns (for the periods ended December 31, 2023)

	One Year		Since Fund Inception (7/31/2020)
Small Company Fund
Institutional Class
Return Before Taxes	[	]%	[	]%
Return After Taxes on Distributions	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%

Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%

MSCI USA Small Cap Value Index
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%

Morningstar [US Small Value Category]
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%

Effective April 29, 2024, in connection with changes to the Small Company Fund’s principal investment strategies, the Small Company Fund’s primary benchmark changed from the MSCI USA Small Cap Value Index to the Russell 2000 Index. The Adviser believes this benchmark more closely aligns with the investment objective of the Fund.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALL COMPANY FUND SINCE:
iM Global Partner Fund Management, LLC	Jack Chee, Director, Chief Investment Officer Asset Management US and Portfolio Manager	2020

SUB-ADVISOR	PORTFOLIO MANAGER
Polen Capital Management, LLC	Rayna Lesser Hannaway, CFA, Portfolio Manager and Analyst, Small Company Growth	2024

	Whitney Young Crawford, Portfolio Manager and Analyst	2024

Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Senior Portfolio Manager	2020

	Shaun P. Nicholson, Senior Portfolio Manager	2020

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund ” section on page [8] of this Prospectus.

Summary of Other Important Information Regarding the Fund

Transaction Policies

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund is shown below.

Fund/Type of Account	Minimum Initial Investment (1)	Minimum Additional Investment	Minimum Account Balance
Small Company Fund
Regular
- Institutional Class	$10,000	$250	$2,500

Retirement Account
- Institutional Class	$1,000	$100	$250

Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Fund	7

Investment Objectives and Principal Investment Strategies

Small Company Fund

The Small Company Fund’s investment objective is to seek long-term growth of capital; that is, the increase in the value of your investment over the long term.

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Small Company Fund (the “managers” or “sub-advisors”) believe have strong appreciation potential. Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Concentration of investments in certain sectors – including, but not limited to, the industrial sector – may occur from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The industrial sector consists of companies that produce capital goods used in manufacturing, resource extraction and construction. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub-Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub-adviser are indicated in the following table:

Sub-Advisor	Target Asset Allocation	Investment Style
Polen Capital Management, LLC	50%	Growth
Segall Bryant & Hamill, LLC	50%	Value

The Small Company Fund may invest up to 15% of its net assets in the securities of foreign companies, including those located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

As used in this Prospectus, iM Global defines a “Small-Cap Company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of March 31, 2024, the range of market capitalization of the companies in the Russell 2000 Index was from $[  ] million to $[  ] billion.

Though the primary capitalization focus of the Small Company Fund is in the small-cap sector, iM Global does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if a manager continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Overall, iM Global expects the majority of the Small Company Fund’s holdings at any point in time to meet the definition of a Small-Cap Company; however, the Small Company Fund will not be required to sell any company if its market capitalization grows and exceeds the market capitalization of the largest company in the Russell 2000 Index.

Generally, a security may be sold: (1) if the sub-advisor believes the security is overvalued; (2) if the sub-advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub-advisor’s assessment criteria; or (5) for other portfolio management reasons. The Small Company Fund’s investment manager may trade its portfolio frequently.

Evaluation and Selection of Sub-Advisors by the Advisor

iM Global, as the Fund’s investment adviser, is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is iM Global’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. iM Global is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time. Generally, iM Global seeks to make tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective and prefers managers who it believes will be able to add value through security selection.

In the event a manager ceases to manage the Fund’s portfolio, iM Global will select a replacement manager. The securities that were held in the departing manager’s portfolio may be retained by the replacement manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

Investment Objectives and Principal Investment Strategies	9

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Fund’s returns will vary, and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for the Fund are identified in the Fund’s Summary Section and are described in further detail below. Additional information about the principal risks is included in the Fund’s Statement of Additional Information (the “SAI”).

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses.

The following table summarizes the principal risks of investing in the Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. The Fund may be more susceptible to some of these risks than others.

Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Market Risk	The market prices of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. For instance, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments.

Geopolitical Events Risk	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Fund, Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Description of Principal Investment Risks	11

Multi Management Risk	Because portions of the Fund’s assets are managed by different portfolio managers using different styles/strategies, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. iM Global’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that iM Global’s or a sub-advisor’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Foreign Investment Risk	Investing in foreign (non-U.S) securities may expose the Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Fund invests. These risks are greater in the emerging markets. Additional information about the risks of emerging markets is described above under “Emerging Markets Risk.”

Emerging Markets Risk	Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn. Economies in emerging market countries may also be more susceptible to natural and manmade disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate term effects on the valuations of the companies and issuers in which the Fund invests. Among other risks of investing in emerging market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. The Fund defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Large Shareholder Purchase and Redemption Risk	The Fund is subject to the risk of large shareholder purchases and redemptions. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Sector Weightings Risk	Although sector focus is not a principal strategy of the Fund, the Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

Industrial Sector Risk	The Fund, through the implementation of its investment strategies, may from time to time invest a significant portion of its assets in the industrial sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Description of Principal Investment Risks	13

Investment Selection Risk	The Sub-Advisors’ portfolio managers may select investments that underperform, and investors’ Fund shares may decline in value. This risk may be more significant when sub-advisors concentrate their holdings in a limited number of securities as may be the case in the Fund because concentration can magnify the potential for gains and losses from individual securities. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities. This risk may be greater for multi-manager funds compared to funds with a single manager because multi-manager funds may have more portfolio managers making investment selections independent of one another.

Cybersecurity Risk	Information and technology systems relied upon by the Fund, iM Global, the sub-advisors, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, iM Global, the sub-advisors, the Fund’s service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, iM Global, the sub-advisors, the Fund’s service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Fund, the Advisor and the sub-advisors seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders. Certain of the Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause the Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in the Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of the Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Fund Management and Investment Styles

The Adviser, Multi-Manager Issues & Fees

The Advisor

The Fund is managed by iM Global Partner Fund Management, LLC (“iM Global”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. iM Global is an affiliate of iM Global Partner US LLC (“iMGPUS”), an SEC-registered investment advisory firm. Pursuant to a shared services agreement, advisory personnel of iMGPUS provide certain services to the Fund. iM Global has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Fund.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Small Company Fund. He is also a Director and Member of Litman Gregory and serves as the Chief Investment Officer Asset Management US of the Advisor. Prior to joining Litman Gregory in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Chee is the individual at iM Global primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of iM Global’s responsibilities with respect to the Fund.

Multi-Manager Structure

More on Multi-Management: The investment methods used by the managers in selecting securities for the Fund vary. The segment of the Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Fund or that several managers may simultaneously favor the same industry segment. iM Global monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

iM Global is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Fund. iM Global is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by iM Global. Each manager independently selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager. iM Global may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

Description of Principal Investment Risks	15

In the event a manager ceases to manage a segment of the Fund’s portfolio, iM Global will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. iM Global may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.

Temporary Defensive Positions: Under adverse market conditions or for temporary defensive purposes, a substantial part of the Fund’s total assets may be invested in cash or short-term, high-quality debt securities because these securities are expected to lose less value under adverse market conditions. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by iM Global.

Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Fund or iM Global.

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Fund’s transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

The Fund pays a monthly investment advisory fee to iM Global based on the Fund’s average daily net assets. The table below illustrates the base fee rates payable to iM Global and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Small Company Fund	All net assets	[ ]%

iM Global, not the Fund, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of [March 31, 2024], based on the assets of the Fund and the asset allocation targets, iM Global pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Gross Annual Fee Rates iM Global Pays to Sub-Advisors
Small Company Fund	[ ]%

[Through April 30, 2025 pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of September 7, 2022 (the “Fee Waiver Agreement”), iM Global has agreed to waive a portion of its advisory fees for the Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by iM Global is 0.35%.]

Fund Management and Investment Styles — (Continued)

This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement at its expiration on April 30, 2025 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), iM Global has agreed to limit the operating expenses of the Small Company Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 1.15% (the “Small Company Fund Expense Cap”). Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Small Company Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. Operating expenses referred to in this and the following paragraph include management fees payable to iM Global but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

[The Small Company Fund’s Sub-Advisors have agreed to participate in the limitation of Small Company Fund operating expenses by waiving a portion of their sub-advisory fees through

April 30, 2025 (unless otherwise sooner terminated). Further, the Sub-Advisors will have no obligation to waive fees in any month in which (i) the average net assets of the Small Company Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual Small Company Fund Expense Cap.]

In 2023, the advisory fees paid and net fees retained by iM Global with respect to the Fund, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2023 Advisory Fees Paid by the Fund after Fee Adjustments	2023 Aggregate Sub-Advisory Fees Paid by iM Global to Sub-Advisor[1]	2023 Net Advisory Fees Retained by iM Global after Fee Adjustments and Payments to Sub-Advisor[1]
Small Company Fund	[ ]%	[ ]%	[ ]%

[1]	Segall Bryant & Hamill, LLC was the sole sub-advisor of the Fund for the period January 1, 2023 to December 31, 2023.

A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreement with iM Global and Segall Bryant & Hamill, LLC is included in the Fund’s Semiannual Report to Shareholders for the period ended June 30, 2023. [A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreement with Polen Capital Management, LLC will be included in the Fund’s Semiannual Report to Shareholders for the period ended June 30, 2024.]

Fund Management and Investment Styles	17

iMGP Small Company Fund – The Sub-Advisors

iMGP Small Company Fund Portfolio Managers

Mark T. Dickherber, CFA, CPA

Shaun P. Nicholson

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Mark T. Dickherber and Shaun P. Nicholson of Segall Bryant & Hamill, LLC (“SBH”) are the portfolio managers for the Small Company Fund. Dickherber joined SBH in 2007 and is a senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value strategy and the co-portfolio manager of SBH’s Small Cap Core and Small Cap Value Concentrated strategies. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare, utilities and REIT sectors within the respective portfolios. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials and regional banks within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management.

Dickherber and Nicholson are small-cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly, Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.

Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture; the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co-portfolio managers that the risk-reward ratio has become unattractive.

Rayna Lesser Hannaway, CFA

Whitney Young Crawford

Polen Capital Management, LLC

500 Boylston Street, Suite 1100

Boston, MA 02116

Rayna Lesser Hannaway, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth, U.S. Small Company Growth and U.S. SMID Company Growth strategies. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston, evaluating small and mid-cap companies. She also spent nine years working in small-cap research for Jennison Associates and Lord Abbett & Company. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University. Lesser Hannaway is a CFA® charterholder and holds a CFA Institute Certificate in ESG Investing.

Whitney Young Crawford, Portfolio Manager and Analyst is a co-portfolio manager for the U.S. Small Company Growth and U.S. SMID Company Growth strategies. Prior to joining Polen Capital in 2019, Young Crawford was a Senior Analyst at Manulife Asset Management in Boston, where she worked for four years. Before Manulife, she was an Analyst at Fidelity Investments in Boston focusing primarily on small-cap companies. Young Crawford received a B.A. in Economics (magna cum laude) from the College of William & Mary and an M.B.A. from Duke University Fuqua School of Business.

The SAI provides additional information about the sub-advisors’ method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Small Company Fund.

Shareholder Services

How to Buy Shares & Choose a Share Class

Shareholder Services

The Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Fund is not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Fund offers a single class of shares – Institutional Class shares – in this Prospectus. Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan’s trustee. The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For2023, the amount is $16,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Institutional Class Shares

Although other funds in the Trust offer two classes of shares, the Fund offers only a single class of shares – Institutional Class shares. Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Fund.

Step 3

The third step involves determining the amount of your investment. The Fund has established the following minimum investment levels for your initial investment, additional

Shareholder Services	19

Shareholder Services — (Continued)

investments and ongoing account balances for Institutional Class shares:

Fund
Small Company Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

iM Global may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Fund’s standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in the Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the iM Global Funds. The Fund does not accept third-party checks, money orders, cashier’s checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

The mailing addresses for the Fund is:

For Regular Delivery: Litman Gregory Funds Trust c/o SS&C Global Investor & Distribution Solutions, Inc. P.O. Box 219922 Kansas City, MO 64121-9922	For Overnight Delivery: Litman Gregory Funds Trust c/o SS&C Global Investor & Distribution Solutions, Inc. 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. Until such verification is made, the Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and the Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery: Litman Gregory Funds Trust c/o SS&C Global Investor & Distribution Solutions, Inc. P.O. Box 219922 Kansas City, MO 64121-9922	For Overnight Delivery: Litman Gregory Funds Trust c/o SS&C Global Investor & Distribution Solutions, Inc. 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Fund before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that the Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

SS&C Global Investor & Distribution Solutions, Inc., the Fund’s transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Fund’s principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Shares of the Fund may be exchanged for Institutional Class shares of another Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Shareholder Services	21

Shareholder Services — (Continued)

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. The Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

The Fund is open for business each day the NYSE is open. The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

The Fund ’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of the Fund ’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

The Fund ’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and their respective NAVs. The SAI further describes the Fund’s valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Fund does not accept cash, money orders, cashier’s checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in iM Global’s opinion, it is so large that it would disrupt management of the Fund. Orders will also be rejected from persons believed by the Fund to be “market timers.”

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	The Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Fund may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, the Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only. The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Fund and its agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Fund is required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Fund ). Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares iM Global believes could be harmful to the Fund). The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Fund or iM Global will identify all frequent purchase and sale activity affecting the Fund.

The Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any

Shareholder Services	23

Shareholder Services — (Continued)

action. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

Dividends of net investment income, if any, for the Fund are generally declared and paid annually. Distributions of capital gains, if any, for the Fund are generally declared and paid to shareholders annually.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund , even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions.

The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund ’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds of the Trust, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 24% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 24% of your taxable distributions and redemptions.

Index Descriptions

MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the US equity markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

Direct investment in an index is not possible.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Index Descriptions	25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

iMGP Small Company Fund – Institutional Class [To Be Updated]

For a capital share outstanding throughout each period

	Year Ended December 31,		Period Ended December 31, 2020**
	2022	2021
Net asset value, beginning of period
Income from investment operations:
Net investment income (loss)[1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments
Total income (loss) from investment operations
Less distributions:
From net investment income
From net realized gains
Total distributions
Net asset value, end of period
Total return
Ratios/supplemental data:
Net assets, end of period (millions)
Ratios of total expenses to average net assets:
Before fees waived
After fees waived
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

For More Information

Statement of Additional Information:

The SAI contains additional information about the Fund.

Annual and Semi-Annual Reports:

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the Fund’s Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Fund’s Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Fund, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Fund’s website (http://www.imgpfunds.com), or by writing to the Fund.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders and other information about the Fund on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number

Small Company Fund	[Small Value]
Institutional Class		PFSVX	53700T850	2965

Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2023 iM Global Partner Fund Management, LLC. All rights reserved.

Investment Company Act File No: 811-07763

Financial Highlights	27

LITMAN GREGORY FUNDS TRUST

iMGP Global Select Fund

(formerly, iMGP Equity Fund)

Institutional Class – MSEFX

iMGP International Fund

Institutional Class – MSILX

iMGP Alternative Strategies Fund

Institutional Class – MASFX

Investor Class – MASNX

iMGP High Income Fund

(formerly, iMGP High Income Alternatives Fund)

Institutional Class – MAHIX

iMGP Small Company Fund

(formerly, iMGP SBH Focused Small Value Fund)

Institutional Class – PFSVX

iMGP Oldfield International Value Fund

Institutional Class – POIVX

iMGP Dolan McEniry Corporate Bond Fund

Institutional Class – IDMIX

STATEMENT OF ADDITIONAL INFORMATION

Dated [    ], 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2024, as it may be amended from time to time, of iMGP Global Select Fund (the “Global Select Fund”), iMGP International Fund (the “International Fund”), iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), iMGP High Income Fund (the “High Income Fund”), iMGP Small Company Fund (the “Small Company Fund”), iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”) and iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund,” and collectively with the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or “Advisor”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors”), responsible for portfolio management of either a segment of a Fund’s total assets or the Fund’s total assets. A copy of the Trust’s prospectus and most recent annual report may be obtained from the Trust without charge at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, telephone 1-800-960-0188.

[The Trust’s audited financial statements for the fiscal year ended December 31, 2023 are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2023.]

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of twelve separate series: the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the Dolan McEniry Corporate Bond Fund, the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF”), the iMGP RBA Responsible Global Allocation ETF (the “RBA Responsible Global Allocation ETF”), iMGP Berkshire Dividend Growth ETF (“Berkshire Dividend Growth ETF”) and the Polen Capital Global Growth ETF.

This SAI relates only to the Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund and the Dolan McEniry Corporate Bond Fund (collectively, the “Funds”) and not to the other series of the Trust.

The Global Select Fund commenced operations on December 31, 1996. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class. On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.

The International Fund commenced operations on December 1, 1997. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund commenced operations on September 30, 2011. Both the Institutional Class and the Investor Class commenced operations on that date.

The High Income Fund commenced operations on September 28, 2018. The Institutional Class commenced operations on that date. On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

The Small Company Fund commenced operations on July 31, 2020. The Institutional Class commenced operations on that date. On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

The Oldfield International Value Fund commenced operations on November 30, 2020. The Institutional Class commenced operations on that date.

The Dolan McEniry Corporate Bond Fund commenced operations on September 20, 2021. The Institutional Class commenced operations on that date. Simultaneous with the Fund’s commencement of operation, the Fund acquired the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”).

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Global Select Fund, International Fund, Small Company Fund, Oldfield International Value Fund, and Dolan McEniry Corporate Bond Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. In addition, when a substantial portion of a Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Participation Notes (International Fund, Alternative Strategies Fund and High Income Fund)

The International Fund, the Alternative Strategies Fund and the High Income Fund may invest in participation notes (“P-Notes”). Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The International Fund, the Alternative Strategies Fund and the High Income Fund may use P-Notes to establish a position in such markets as a substitute for direct investment. The International Fund, the Alternative Strategies Fund and the High Income Fund may also invest in P-Notes, as an alternative to investing directly in the underlying security, if iM Global determines that P-Notes offer greater liquidity than the underlying security. P-Notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency, or market. When the P-Note matures, the issuer of the P-Note will pay to, or receive from, the International Fund, the Alternative Strategies Fund or the High Income Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, P-Notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the issuer of the P-Note will not fulfill its contractual obligation to complete the transaction with the International Fund, the Alternative Strategies Fund or the High Income Fund. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the International Fund, the Alternative Strategies Fund and the High Income Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a P-Note against the issuer of the underlying assets. In addition, P-Notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt) (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. Each Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

Each Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, each Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, each Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, each Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by each Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to each Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that each Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, each Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, each Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of each Fund were determined to be subject to the claims of the agent’s general creditors, each Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, each Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for each Fund to assign a value to Assignments or Participations when valuing each Fund’s securities and calculating its net asset value (“NAV”).

Each Fund limits the amount of its assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, each Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by each Fund. In the case of Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the Participation does not shift to each Fund the direct debtor-creditor relationship with the corporate borrower, U.S. Securities and Exchange Commission (the “SEC”) interpretations require each Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether each Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict each Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities (Alternative Strategies Fund, High Income Fund and Dolan McEniry Corporate Bond Fund)

The Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Each Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Alternative Strategies Fund, the High Income Fund and the Dolan McEniry Corporate Bond Fund invest in private activity bonds, their shareholders may be required to report that portion of each Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

Each Fund may invest in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. A Fund’s investment in a REIT may require a Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to a Fund’s shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by a Fund may subject its shareholders to multiple levels of fees and expenses as a Fund’s shareholders will directly bear the fees and expenses of a Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which a Fund invests.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts (Alternative Strategies Fund and High Income Fund). The Alternative Strategies Fund and the High Income Fund may use forward foreign currency exchange contracts for hedging purposes as well as investment purposes. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies (Alternative Strategies Fund and High Income Fund). A “settlement hedge” or “transaction hedge” is designed to protect each Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Each Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

Each Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which each Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that each Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause each Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, each Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, each Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” While the long-term consequences of Brexit remain unclear, Brexit has already resulted in periods of volatility in European and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships. The U.K. and European economies and the broader global economy could be significantly impacted, which could potentially have an adverse effect on the value of a Fund’s investments. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.

In addition, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Derivatives and Other Investment Techniques and Related Risks

In connection with the Funds’ use of derivatives, the Funds will comply with the limitations of the derivatives risk management program adopted with respect to each Fund pursuant to Rule 18f-4 under the 1940 Act.

Options on Securities and Securities Indices.

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also write (sell) and purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be written or purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts.

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements (Alternative Strategies Fund and High Income Fund).

The Alternative Strategies Fund and the High Income Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. Each Fund may be either the buyer or the seller in the transaction. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, each Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by each Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to each Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause each Fund to hold a defaulted security. If each Fund is a buyer and no credit event occurs, each Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity. There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX. The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market. For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities. The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities. There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’. The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans. The basket is made up of 100 names. Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Total Return Swap Agreements (Alternative Strategies Fund and High Income Fund).

The Alternative Strategies Fund and the High Income Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to each Fund’s portfolio because, in addition to its total net assets, each Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to each Fund thereunder. Swap agreements also bear the risk that each Fund will not be able to meet its obligation to the counterparty. Generally, each Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with each Fund receiving or paying, as the case may be, only the net amount of the two payments).

Futures Contracts and Related Options.

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC. A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars (Alternative Strategies Fund and High Income Fund). The Alternative Strategies Fund and the High Income Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use of Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its total assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s total assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

TBAs and Dollar Roll Transactions

Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a Fund may choose to extend the settlement through a dollar roll transaction. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Recently finalized rules of FINRA include mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities (Alternative Strategies Fund and High Income Fund)

The Alternative Strategies Fund and the High Income Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

Each of the Global Select Fund, International Fund, Small Company Fund and Oldfield International Value Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowing. The Alternative Strategies Fund and the High Income Fund are authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing s for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. In addition, the Funds may hold an ETF that is actively managed and does not track a particular index. An actively managed ETF may indirectly subject an investor to active management risk. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. Section 12(d)(1) of the 1940 Act restricts investments by investment companies such as the Funds in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Funds intend to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Special Purpose Acquisition Companies Risk (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Alternative Strategies Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Alternative Strategies Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Alternative Strategies Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended, and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Alternative Strategies Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years).

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market and may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Alternative Strategies Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Alternative Strategies Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Alternative Strategies Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Alternative Strategies Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Merger Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Sub-Advisors may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Convertible Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small- or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies

Each Fund may, and the Small Company Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: recent failures in the banking sector; bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

A global outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large Shareholder Purchase and Redemption Risk

The Global Select Fund, the International Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, and the Dolan McEniry Corporate Bond Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisors’ regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Global Select Fund and the International Fund.

Each Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales.

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

7. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

With respect to the restriction on investments in oil and gas limited partnerships specified in restriction 7, only direct investment in oil and gas limited partnerships are prohibited. Therefore, the Funds may invest in publicly traded master limited partnerships, public limited partnerships or other investment vehicles that invest in oil and gas limited partnerships.

Each of the Global Select Fund and International Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund.

Each Fund may not:

1. Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2. Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage.

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6. Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7. Purchase or sell commodities or contracts on commodities, except to the extent that the Alternative Strategies Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Alternative Strategies Fund)

8. Purchase or sell commodities or commodity futures contracts, except that the High Income Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC. (High Income Fund)

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Small Company Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Small Company Fund)

10. Purchase or sell commodities or contracts on commodities, except to the extent that the Oldfield International Value Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Oldfield International Value Fund)

11. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

12. Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund, the High Income Fund, the Small Company Fund and the Oldfield International Value Fund observe the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Dolan McEniry Corporate Bond Fund.

The Fund may not:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

3. borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4. make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; Retired Partner, Paul Hastings LLP (law firm) 1999-2009.	12	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC (impact asset management firm) 2016-2020.	12	Sonen Capital LLC; One Summit (not-for-profit organization) Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2159 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	12	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2105 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	12	None

Frederick A. Eigenbrod, Jr., Ph.D. 2301 Rosecrans Avenue, Suite 2105 El Segundo, CA 90245 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	12	None

Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2105 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	12	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years

Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2001; President since March 2023	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019	12	None

Philippe Uzan** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1970)	Trustee	Open-ended term; served since March 2023	Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	12	iM Global Partner Asset Management; iM GP SICAV (investment vehicle); Syz Capital (asset management)

John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years

Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023; served as Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Jason Steuerwalt and Kiko Vallarta, each a co-portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Governance Committee, a Qualified Legal Compliance Committee, and a Compensation Committee which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board has also elected Ms. Allecta, an Independent Trustee, as Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of the Funds’ portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Mr. Uzan’s Trustee Attributes include his position as Deputy CEO and Global Asset Management Chief Investment Officer of iM Global Partner. In this position, Mr. Uzan is responsible for overseeing at iM Global Partner Group level due diligence, asset class research and portfolio tactical allocation decisions. In particular, the Portfolio Management team in charge of the Funds reports to him. For the past three years he has been a Board member of the European Union regulated iM Global Partner main fund, the iMGP Sicav. He is frequently quoted in media in the areas of asset allocation and manager selection. As Deputy CEO, he is also actively involved in the potential acquisitions strategy at the Group level. Mr. Uzan also has prior experience as asset allocator and financial engineer.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to investment companies, private funds, boards of directors and management companies. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds from 2012 to 2022, the board of trustees of the Salient MF Trust from 2015 to 2022, and the board of directors of the Salient Midstream & MLP Fund from 2017 to 2022. Ms. Allecta was also a member of the Governing Council of the Independent Directors Council from 2014 to 2022, serving terms as chair of the IDC Policy Committee and a member of the IDC Executive Council. Ms. Allecta served as lead Independent Trustee of the Trust Funds beginning in 2021 and was elected Chair of the Trust in 2023.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issues including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Board Committees

The Board has four standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chairman)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chairman)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Governance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Thomas W. Bird (Chairman)	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board and overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1

Compensation Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Jennifer M. Borggaard (Chair) Herald M. Shefrin, Ph.D. Jeffrey K. Seeley	Coordinate review of, and develop recommendations to the Board relating to, the compensation of the Independent Trustees and committee members and the Chief Compliance Officer of the Trust.	1

Trustee Ownership of Fund Shares [To Be Updated]

As of December 31, 2023, the Trustees owned the following dollar range of shares of the Funds (1):

Name of Trustee	Fund		Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	[	]	[	]	[	]
Thomas W. Bird	[	]	[	]	[	]
	[	]	[	]
Jennifer M. Borggaard	[	]	[	]	[	]
	[	]	[	]
Jonathan W. DePriest	[	]	[	]	[	]
	[	]	[	]

Name of Trustee	Fund		Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Frederick A. Eigenbrod, Jr., Ph.D.	[	]	[	]	[	]
	[	]	[	]
	[	]	[	]
	[	]	[	]
	[	]	[	]
Harold M. Shefrin, Ph.D.	[	]	[	]	[	]
Interested Trustees
Jeffrey K. Seeley	[	]	[	]	[	]
	[	]	[	]
Philippe Uzan	[	]	[	]	[	]

(1)	Dollar Range of Equity Securities in the Fund:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2023, the Trustees each oversaw twelve registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of [December 31, 2023], the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended [December 31, 2023] each Independent Trustee receives an annual fee of [$125,000], allocated [$13,000] per operational Fund with the remaining balance pro-rated quarterly based on each Fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board, to be allocated to each Fund on a prorated basis based on each Fund’s assets. For the year ended [December 31, 2023], Ms. Allecta served as the lead Independent Trustee and received an additional annual retainer in the amount of [$12,500], allocated to each Fund on a prorated basis based on each Fund’s assets. The Chair of the Board and receives an annual retainer of [$12,500], equal to her previous retainer as lead Independent Trustee, to be allocated to each Fund on a prorated basis based on each Fund’s assets.

As of [April 1, 2024], to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, [owned of record less than 1%] of the outstanding shares of each Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2023. [To Be Updated]

Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Independent Trustees
Julie Allecta	$	$	$
Thomas W. Bird	$	$	$
Jennifer M. Borggaard	$	$	$
Jonathan W. DePriest	$	$	$

Name of Trustee	Aggregate Compensation from the Trust^		Pension or Retirement Benefits Accrued as part of Fund Expenses		Total Compensation from the Trust and Fund Complex paid to Trustees
Frederick A. Eigenbrod, Jr., Ph.D.	$		$		$
Harold M. Shefrin, Ph.D.	$		$		$
Interested Trustees
Jeffrey K. Seeley*		None		None		None
Philippe Uzan*		None		None		None

^	As of December 31, 2023, there were twelve separate series in the Trust.
*	Mr. Seeley and Mr. Uzan are each an Interested Trustee because of their relationship with the Advisor and accordingly serve on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of [March 31, 2024], the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

Global Select Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.
211 Main Street
San Francisco, CA 94104-4151
National Financial Services
499 Washington Blvd.
Jersey City, NJ 07310-2010
TD Ameritrade Inc.
P.O. Box 2226
Omaha, NE 68103-2226

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Mac & Co., A/C 503001
500 Grant Street, Room 151-1010
Pittsburgh, PA 15219-2502
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94105-1901
National Financial Services Corp.
499 Washington Blvd.
Jersey City, NJ 07310-1995
Mac & Co. A/C 502837
500 Grant Street, Room 151-1010
Pittsburgh, PA 15219-2502

Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4151
National Financial Services
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.
211 Main Street
San Francisco, CA 94105-1901
TD Ameritrade Inc.
P.O. Box 2226
Omaha, NE 68103-2226

Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp.
499 Washington Blvd.
Jersey City, NJ 07310-1995
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94105-1901
TD Ameritrade Inc.
P.O. Box 2226
Omaha, NE 68103-2226

High Income Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94105-1901
National Financial Services, Corp.
499 Washington Blvd.
Jersey City, NJ 07310-1995

Small Company Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94105-1901
Axos Clearing, LLC
P.O. Box 6503
Englewood, CO 80155-6503
National Financial Services, Corp.
499 Washington Blvd.
Jersey City, NJ 07310-1995
TD Ameritrade Inc.
P.O. Box 2226
Omaha, NE 68103-2226

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;

•

The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public ( e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by Litman Gregory Wealth Management, LLC. Litman Gregory Wealth Management, LLC is wholly-owned by iM Global Partner US, LLC, a wholly-owned subsidiary of iM Global Partner SAS. iM Global Partner SAS, a holding company, is a wholly-owned subsidiary of iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business, which is owned by Amundi Ventures, Legendre Holdings 36 and a third non-controlling party. Amundi Ventures, a holding company, is a wholly-owned subsidiary of Amundi SA, a European asset management company. Amundi SA is owned by Credit Agricole SA, public (free float) and employees. Credit Agricole SA is owned by SAS rue de la Boétie, public (free float) and employees. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SA, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion;

(v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006, for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees for each Fund to reflect reductions in the Sub-Advisors’ fees. Reductions in Sub-Advisors’ fees can occur due to changes in Sub-Advisors, the negotiation of different Sub-Advisor fee schedules, the reallocation of assets among Sub-Advisors or for other reasons. The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date. The current term of the Fee Waiver Agreement expires on April 30, 2025. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Sub-Advisors. The Advisor has agreed to waive its right to recoupment of any fees waived pursuant to the Fee Waiver Agreement.

The Advisor has contractually agreed, through April 30, 2025, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Global Select Fund’s daily net assets retained by the Advisor is 0.40% on the first $750 million of the Global Select Fund’s assets and 0.30% for assets over $750 million; for the International Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by the Advisor is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Alternative Strategies Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by the Advisor is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion; and for the High Income Fund, the Advisor has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Fund’s daily net assets retained by the Advisor is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement at its expiration on April 30, 2025 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Global Select Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class. Such annual rate is expressed as a percentage of the daily net assets of the Global Select Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement. This agreement may be terminated at any time by the Board of Trustees of the Trust upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Operating expenses referred to in this and the following paragraph include management fees payable to the Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the High Income Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class. Such annual rate is expressed as a percentage of the daily net assets of the High Income Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement. This agreement may be terminated at any time by the Board of Trustees of the Trust upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Operating expenses referred to in this and the following paragraph include management fees payable to the Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Small Company Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 1.15% for the Institutional Class. Such annual rate is expressed as a percentage of the daily net assets of the Small Company Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement.

Pursuant to an Investment Sub-Advisory Fee Waiver Agreement, SBH has agreed to participate in the limitation of the Small Company Fund’s operating expenses by waiving a portion of its sub-advisory fees until the second anniversary of the effective date of the Investment Sub-Advisory Fee Waiver Agreement. Further, the Sub-Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the Small Company Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual SBH Expense Cap. The Investment Sub-Advisory Fee Waiver Agreement will remain in effect for the duration of the Expenses Limitation Agreement and will terminate automatically upon the termination of (i) the Sub-Advisory Agreement or (ii) the Expenses Limitation Agreement.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Oldfield International Value Fund, through April 30, 2025 (unless otherwise sooner terminated), to an annual rate of 0.94% for the Institutional Class (the “Oldfield Expense Cap”). Such annual rate is expressed as a percentage of the daily net assets of the Oldfield International Value Fund attributable to the applicable class. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived with respect to prior periods pursuant to this agreement.

Pursuant to an Investment Sub-Advisory Fee Waiver Agreement, Oldfield Partners LP (“OP”) has agreed to participate in the limitation of the Oldfield International Value Fund’s operating expenses by waiving a portion of its sub-advisory fees until the second anniversary of the effective date of the Investment Sub-Advisory Fee Waiver Agreement. Further, the Sub-Advisor will have no obligation to waive fees in any month in which (i) the average net assets of the Oldfield International Value Fund for that month are equal to or greater than $250 million or (ii) the Fund’s actual annualized operating expenses do not exceed the annual Oldfield Expense Cap. The Investment Sub-Advisory Fee Waiver Agreement will remain in effect for the duration of the Expenses Limitation Agreement and will terminate automatically upon the termination of (i) the Sub-Advisory Agreement or (ii) the Expenses Limitation Agreement.

Pursuant to a contractual operating expense limitation between iM Global and the Dolan McEniry Corporate Bond Fund, iM Global has agreed to waive its management fees and/or reimburse the Fund’s to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Fund’s average daily net assets through April 30, 2025. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the Board’s basis for approving the Funds’ Advisory Agreement with the Advisor and each Management Agreement (except for the Small Company Fund’s Management Agreement with Polen Capital Management LLC) is included in the Funds’ Semiannual Report to Shareholders for the period ended June 30, 2023. [The Small Company Fund’s Management Agreement with Polen Capital Management LLC is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2023.]

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three fiscal years are specified below. Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Advisor Fees Paid to Advisor, Net of Waivers [To Be Updated]

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund##
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s investment adviser $140,381 in advisory fees pursuant to the prior advisory agreement, net of any fee waivers.

Amounts Waived by Advisor

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund##
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund			^

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024 the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund’s investment adviser waived advisory fees and/or reimbursed Predecessor Fund expenses in the amount of $160,734 pursuant to a prior expense limitation agreement.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers [To Be Updated.]

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, [December 31, 2023], unless otherwise indicated. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Select Fund#
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Scott Moore, CFA (Nuance)	6	$3.96 billion	1	$69.2 million	773	$1.5 billion
Chad Baumler, CFA (Nuance)	6	$3.96 billion	1	$69.2 million	773	$1.5 billion
Brian A. Krawez (Scharf Investments)	3	$469.8 million	2	$155.1 million	1,519	$3.1 billion
Damon Ficklin (Polen Capital)	1	$419.6 million	3	$645.6 million	769	$3.2 billion
Bryan Power (Polen Capital)		$		$		$
Greg McIntire (Polen Capital)		$		$		$
Rayna Lesser Hannaway (Polen Capital)		$		$		$
Satya Dantuloori (Polen Capital)		$		$		$
Shane Smith (Polen Capital)		$		$		$
International Fund
Jack Chee (iM Global)	0	$0	0	$0	0	$0

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Daniel Fields (Polen Capital)	3	$553.83 million	2	$25.69 million	180	$1.1 billion
David G. Herro (Harris)	12	$26.84 billion	46	$24.08 billion	25	$4.7 billion
Mark Little (Lazard)	5	$5.31 billion	8	$3.90 billion	40	$7.18 billion
Robin Jones (Lazard)	5	$5.31 billion	8	$3.90 billion	40	$7.18 billion
Todd Morris (Polen Capital)	3	$553.83 million	2	$25.69 million	180	$1.1 billion
Small Company Fund##
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Mark T. Dickherber (SBH)	3	$900.5 million	0	$0	128	$2.0 billion
Shaun P. Nicholson (SBH)	2	$857.1 million	0	$0	95	$1.5 billion
Rayna Lesser Hannaway (Polen Capital)		$		$		$
Whitney Young Crawford (Polen Capital)		$		$		$
Alternative Strategies Fund
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Jason Steuerwalt (iM Global)	0	$0	0	$0	0	$0
Stephen Kealhofer (BXCSS)	0	$0	8	$2.8 billion	22	$12.7 billion
Paul Harrison (BXCSS)	0	$0	8	$2.8 billion	22	$12.7 billion
Adam Dwinells (BXCSS)	0	$0	8	$2.8 billion	22	$12.7 billion
Andrew Beer (DBi)	4	$1.1 billion	2	$88 million	0	$0
Mathias Mamou-Mani (DBi)	4	$1.1 billion	2	$88 million	0	$0
Jeffrey Gundlach (DoubleLine)	29	$66.6 billion	19	$6.8 billion	75	$14.4 billion
Jeffrey Sherman (DoubleLine)	19	$28.4 billion	9	$2.6 billion	21	$4.1 billion
Steven Romick (First Pacific)	4	$9 billion	18	$3.1 billion	5	$247 million
Brian Selmo (First Pacific)	4	$9 billion	16	$2.7 billion	3	$244 million
Mark Landecker (First Pacific)	4	$9 billion	16	$2.8 billion	3	$244 million
Matthew Eagan (Loomis Sayles)	19	$24.9 billion	23	$10.3 billion	115	$23.5 billion
Elaine Stokes (Loomis Sayles)	17	$24.5 billion	22	$10.2 billion	124	$23.5 billion
Brian Kennedy (Loomis Sayles)	17	$24.5 billion	22	$10.2 billion	113	$23.4 billion

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles			Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Todd Vandam (Loomis Sayles)	7	$1.7 billon	12	$3.1 billion	63	$8.7 billion
John Orrico (Water Island)	6	$1.8 million	2	$27 million	0	$0
Roger Foltynowicz (Water Island)	4	$1.7 billion	0	$0	0	$0
Gregg Loprete (Water Island)	3	$369 million	0	$0	0	$0
High Income Fund####
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Jason Steuerwalt (iM Global)	0	$0	0	$0	0	$0
Andrew P. Hofer (BBH)	3	$13.5 billion	5	$1.6 billion	135	$24.7 billion
Neil Hohmann (BBH)	2	$8.4 billon	5	$1.6 billion	135	$24.7 billion
Paul Kunz (BBH)	1	$576.1 million	2	$552 million	16	$8 billion
Evan L. Serdensky (Guggenheim)	1	$712 million	0	$0	0	$0
Anne Walsh (Guggenheim)	17	$34.3 billion	6	$3.1 billion	51	$112.8 billion
Steven Brown (Guggenheim)	15	$33.1 billion	6	$3.1 billion	35	$18.7 billion
Adam Bloch (Guggenheim)	21	$33.2 billion	6	$3.1 billion	35	$18.7 billion
Derek Devens (Neuberger Berman)	4	$1.4 billion	3	$2.5 billion	94	$3.6 billion
Rory Ewing (Neuberger Berman)	4	$1.4 billion	3	$2.5 billion	84	$3.6 billion
Eric Zhou (Neuberger Berman)	4	$1.4 billion	1	$33 million	13	$3 billion
Oldfield International Value Fund
Jack Chee (iM Global)	0	$0	0	$0	0	$0
Kiko Vallarta (iM Global)	0	$0	0	$0	0	$0
Nigel Waller (OP)	0	$0	4	$745 million	4	$1,633 million
Andrew Goodwin (OP)	0	$0	4	$745 million	4	$1,633 million
Dolan McEniry Corporate Bond Fund
Daniel D. Dolan, Jr. (Dolan McEniry)	0	$0	3	$145 million	3,346	$7.1 billion
Roger S. McEniry (Dolan McEniry)	0	$0	3	$145 million	3,346	$7.1 billion
Stephen M. Schubert (Dolan McEniry)	0	$0	3	$145 million	3,346	$7.1 billion
C. Schaffer Degan, CFA (Dolan McEniry)	0	$0	3	$145 million	3,346	$7.1 billion
Robert W. Greber, III, CFA (Dolan McEniry)	0	$0	3	$145 million	3,346	$7.1 billion

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
###	Information is as of February 29, 2024.
####	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the Funds’ fiscal year-end, [December 31, 2023], unless otherwise indicated. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers [To Be Updated]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Select Fund#
Brian A. Krawez (Scharf Investments)*	0	$0	0	$0	155	$152.5 million
Bryan Power (Polen Capital)		$		$		$
International Fund
David G. Herro (Harris)	0	$0	2	$773.5 million	0	$0
Mark Little (Lazard)	0	$0	0	$0	0	$0
Robin Jones (Jones)	0	$0	0	$0	0	$0
Alternative Strategies Fund
Stephen Kealhofer (BXCSS)	0	$0	8	$2,808 million	22	$12,660 million
Paul Harrison (BXCSS)	0	$0	8	$2,808 million	22	$12,660 million
Adam Dwinells (BXCSS)	0	$0	8	$2,808 million	22	$12,660 million
Jeffrey Gundlach (DoubleLine)	0	$0	2	$1.1 billion	3	$1.1 billion
Andrew Beer (DBi)	0	$0	0	$0	0	$0
Mathias Mamou-Mani (DBi)	0	$0	0	$0	0	$0
Steven Romick (First Pacific)	0	$0	8	$716.2 million	2	$2.5 million
Brian Selmo (First Pacific)	0	$0	6	$323.1 million	0	$0
Mark Landecker (First Pacific)	0	$0	6	$474.9 million	0	$0
Matthew Eagan (Loomis Sayles)	0	$0	0	$0	5	$374 million
Todd Vandam (Loomis Sayles)	0	$0	0	$0	5	$374 million
Elaine Stokes (Loomis Sayles)	0	$0	0	$0	5	$374 million
Brian Kennedy (Loomis Sayles)	0	$0	0	$0	5	$374 million
John Orrico (Water Island)	0	$0	2	$27 million	0	$0
High Income Fund##
Evan L. Serdensky (Guggenheim)	0	$0	0	$0	0	$0
Anne Walsh (Guggenheim)	0	$0	3	$1.9 billion	1	$102 million
Steven Brown (Guggenheim)	0	$0	3	$1.9 billion	1	$102 million
Adam Bloch (Guggenheim)	0	$0	3	$1.9 billion	1	$102 million

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

iM GLOBAL

Advisor to the Funds

iM Global has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. iM Global generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. iM Global has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

BLACKSTONE CREDIT SYSTEMATIC STRATEGIES LLC (“BXCSS”)

Sub-Advisor to the Alternative Strategies Fund

Effective December 18, 2020, Blackstone Inc. (“Blackstone”) acquired DCI, LLC, which has become a part of the credit-focused business of Blackstone (“Blackstone Credit”) and was subsequently renamed Blackstone Credit Systematic Strategies LLC. The Alternative Strategies Fund’s portion of assets that is sub-advised by BXCSS (“BXCSS Sleeve”) and the shareholders of the Alternative Strategies Fund therefore will be subject to a number of actual and potential conflicts of interest involving Blackstone and Blackstone Credit, including BXCSS (together, the “Firm”). In addition, as a consequence of Blackstone holding a controlling interest in Blackstone Credit and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit will take into account certain additional considerations and other factors in connection with the management of the BXCSS Sleeve that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Alternative Strategies Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit, Blackstone or BXCSS in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the BXCSS Sleeve or one or more Other Blackstone Credit Clients own interests) that Blackstone Credit may establish, advise or sub-advise from time to time and to which Blackstone Credit provides investment management or sub-advisory services (other than the BXCSS Sleeve and any such funds and accounts in which the BXCSS sleeve has any interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit Clients” shall not include Blackstone Credit in its role as principal of any account, including any accounts for which Blackstone Credit or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the BXCSS Sleeve or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the BXCSS Sleeve, any such funds and accounts in which the BXCSS Sleeve has an interest and Other Blackstone Credit Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit Clients and Blackstone Clients.

“BXCSS Sleeve” means the portion of the Alternative Strategies Fund’s assets that is sub-advised by BXCSS.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the BXCSS Sleeve and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may reduce the positive synergies that the BXCSS Sleeve expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the BXCSS Sleeve, might become restricted to those other respective businesses and otherwise be unavailable to the BXCSS Sleeve. It is also possible that the BXCSS Sleeve could be restricted from trading despite the fact that the BXCSS Sleeve did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the BXCSS Sleeve to effectively achieve its investment objective by unduly limiting the investment flexibility of the BXCSS Sleeve and/or the flow of otherwise appropriate information between BXCSS and other business units at the Firm. Personnel of the Firm may be unable, for example, to assist with the activities of the BXCSS Sleeve as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the BXCSS Sleeve and BXCSS may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the BXCSS Sleeve and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the BXCSS Sleeve, may require the BXCSS Sleeve to share such opportunities or otherwise limit the amount of an opportunity the BXCSS Sleeve can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of shareholders in the Alternative Strategies Fund with respect to the BXCSS Sleeve. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, BXCSS will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act and the Board’s oversight. Shareholders of the Alternative Strategies Fund should be aware that conflicts will not necessarily be resolved in favor of the BXCSS Sleeve’s interests. In addition, BXCSS may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Advisers Act. The BXCSS Sleeve may enter into joint transactions or cross-trades with Other Clients or affiliates of the Firm to the extent permitted by the 1940 Act and the Advisers Act. Subject to the limitations of the 1940 Act, the BXCSS Sleeve may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit.

Allocation of Personnel. BXCSS and its members, officers and employees will devote as much of their time to the activities of the BXCSS Sleeve as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the BXCSS Sleeve and/or may involve substantial time and resources of BXCSS. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of BXCSS’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to BXCSS or the BXCSS sleeve. Certain non-investment professionals are not dedicated solely to the BXCSS sleeve and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the BXCSS Sleeve. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of BXCSS and its officers and employees will not be devoted exclusively to the business of the BXCSS Sleeve, but will be allocated between the business of the BXCSS Sleeve and the management of the monies of such Other Clients of BXCSS. Time spent on these other initiatives diverts attention from the activities of the BXCSS Sleeve, which could negatively impact shareholders of the Alternative Strategies Fund. Furthermore, Blackstone Credit’s and BXCSS’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit may share in the fees and performance-based compensation from the BXCSS Sleeve; similarly, Firm personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit’s determination of the amount of time necessary to conduct the BXCSS Sleeve’s activities will be conclusive.

Integration Risks; Control of BXCSS. Effective December 18, 2020, Blackstone acquired DCI, LLC, which has become a part of Blackstone Credit and was subsequently renamed Blackstone Credit Systematic Strategies LLC. While the two organizations believe they share a number of cultural attributes that should enhance and streamline the integration of BXCSS into the broader Blackstone organization and further the cooperation and collaboration between the BXCSS team and Blackstone in developing a world class investment platform at Blackstone, there can be no assurance that such integration will be successful, that disputes will not arise, or that Blackstone or Blackstone’s other businesses, including its private equity, credit, insurance, real estate and other investment related businesses, will not adversely affect the ability of the BXCSS Sleeve to achieve its investment objectives. Although Blackstone and BXCSS do not expect there to be a material change in the day to day management of the BXCSS Sleeve, Blackstone controls BXCSS notwithstanding any titles retained by the BXCSS professionals in the BXCSS investment advisory business.

Further, as a result of becoming affiliated with Blackstone, BXCSS and the BXCSS Sleeve may be restricted from entering into (or maintaining) certain transactions in which Blackstone or a related entity has an interest or which would result in an economic or other incremental benefit to Blackstone or its related entities. For example, the BXCSS Sleeve could be restricted from trading in certain securities as a result of Blackstone’s or Other Clients’ activities. In that regard, it should be noted that Blackstone and portfolio companies of Other Clients have issued, and may in the future issue, high yield bonds and other securities that the BXCSS Sleeve has invested in or that may otherwise be appropriate for the BXCSS Sleeve. Accordingly, it should be expected that the affiliate relationship between Blackstone and BXCSS will cause BXCSS, Blackstone, the BXCSS Sleeve and the Blackstone Clients to be subject to additional restrictions, risks and conflicts of interest, which could have an adverse impact on BXCSS and/or the BXCSS Sleeve or otherwise impede their ability to effectively achieve their investment objectives. There can be no assurance that any conflicts of interest will be resolved favorably for the BXCSS Sleeve.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of BXCSS will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the BXCSS Sleeve, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the BXCSS Sleeve, including if such other entities compete with the BXCSS Sleeve for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the BXCSS Sleeve. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the BXCSS Sleeve, there can be no assurance that conflicts of interest between the interests of the BXCSS Sleeve and Other Clients will be resolved favorably for the BXCSS Sleeve. Furthermore, certain principals and employees of BXCSS may have a greater financial interest in the performance of such other funds or accounts than the performance of the BXCSS Sleeve. Such involvement may create conflicts of interest in making investments on behalf of the BXCSS Sleeve and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of BXCSS, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the BXCSS Sleeve, or otherwise relate to the obligors in which the BXCSS Sleeve has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the BXCSS Sleeve. Shareholders of the Alternative Strategies Fund will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the BXCSS Sleeve.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the BXCSS Sleeve invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the BXCSS Sleeve or other counterparties of the BXCSS Sleeve and its obligors and/or assets, or service providers of the BXCSS Sleeve. Moreover, in certain instances, the BXCSS Sleeve or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, BXCSS and/or Blackstone Credit in deciding whether to select or recommend certain service providers to perform services for the BXCSS Sleeve or obligors (the cost of which will generally be borne directly or indirectly by the Alternative Strategies Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does not engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the appliable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the BXCSS Sleeve that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that BXCSS believes to be of benefit to the BXCSS Sleeve. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the BXCSS Sleeve. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the BXCSS Sleeve, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the BXCSS Sleeve. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The BXCSS Sleeve’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the BXCSS Sleeve’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the BXCSS Sleeve’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the BXCSS Sleeve to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The BXCSS Sleeve may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and BXCSS. To the extent that the BXCSS Sleeve holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the BXCSS Sleeve. Furthermore, it is possible the BXCSS Sleeve’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. The Firm owes a fiduciary duty to Other Clients as well as to the Alternative Strategies Fund and will encounter conflicts in the exercise of these duties. Certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the BXCSS Sleeve or its obligors. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the BXCSS Sleeve or its obligors in any such securities or related securities. From time to time, the BXCSS Sleeve and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the BXCSS Sleeve holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, BXCSS and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the BXCSS Sleeve lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the BXCSS Sleeve (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which will, in certain circumstances, be disadvantageous to the BXCSS Sleeve.

Further conflicts could arise after the BXCSS Sleeve and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the BXCSS Sleeve to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of BXCSS to recommend actions in the best interests of the BXCSS Sleeve might be impaired. Blackstone Credit may in its discretion take steps to reduce the potential for adversity between the BXCSS Sleeve and the Other Clients, including causing the BXCSS Sleeve and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the BXCSS Sleeve and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the BXCSS Sleeve or Other Clients, such as where Blackstone Credit may cause the BXCSS Sleeve or Other Clients to decline to exercise control- and/or foreclosure-related rights with respect to a portfolio company.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the BXCSS Sleeve, and, subject to applicable law, a decision by Blackstone Credit to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the BXCSS Sleeve. There can be no assurance that the return on the BXCSS Sleeve’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. Shareholders of the Alternative Strategies Fund will not receive any benefit from fees paid to any affiliate of Blackstone Credit in respect of any Other Client’s investment in a portfolio company.

Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that BXCSS, Blackstone Credit and Blackstone provide investment management, advisory and sub-advisory services to the BXCSS Sleeve and Other Clients.

The respective investment programs of the BXCSS Sleeve and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the BXCSS Sleeve, even though their investment objectives may be the same as or similar to those of the BXCSS Sleeve. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by BXCSS in managing the BXCSS Sleeve and may affect the prices and availability of the securities and instruments in which the BXCSS Sleeve invests. In addition, certain investment opportunities that fall within the BXCSS Sleeve’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit itself, such as strategic investments made by Blackstone or Blackstone Credit itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the BXCSS Sleeve to some extent, or pursue similar returns as the BXCSS Sleeve but have a different investment strategy or objective. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the BXCSS Sleeve and Other Clients. In any event, it is the policy of Blackstone Credit to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations. Blackstone Credit will share any investment and sale opportunities with such Other Clients and the BXCSS Sleeve in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the BXCSS Sleeve’s and the Other Clients’ current risk profiles; (ii) the BXCSS Sleeve’s and/or the Other Clients’ investment guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the BXCSS Sleeve’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the BXCSS Sleeve’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the BXCSS Sleeve and Other Clients; (iv) liquidity considerations of the BXCSS Sleeve and the Other Clients, including during a ramp-up or wind-down of one or more of the BXCSS Sleeve or such Other Clients, proximity to the end of the BXCSS Sleeve’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other consequences; (vi) regulatory or contractual restrictions or consequences (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the BXCSS Sleeve or Other Blackstone Credit Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the BXCSS Sleeve’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the BXCSS Sleeve or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the BXCSS Sleeve and all Other Clients; (xiii) available capital of the BXCSS Sleeve and the Other Clients, (xiv) primary and permitted investment strategies, guidelines, liquidity positions and requirements, and objectives of the BXCSS Sleeve and the Other Clients, including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts with similar investment strategies and objectives), (xv) sourcing of the investment, (xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (xvii) expected investment return, (xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows), (xix) capital expenditure required as part of the investment, (xx) portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), (xxii) timing expected to be necessary to execute an investment, (xxiii) whether Blackstone Credit believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the BXCSS Sleeve, Other Clients and/or Blackstone and (xxiv) any other considerations deemed relevant by Blackstone Credit in good faith.

Blackstone Credit shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the BXCSS Sleeve if Blackstone Credit determines in good faith that such opportunity (or portion thereof) should not be presented to the BXCSS Sleeve for any one or a combination of the reasons specified above, or if Blackstone Credit is otherwise restricted from presenting such investment opportunity to the BXCSS Sleeve.

Moreover, with respect to Blackstone Credit’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the BXCSS Sleeve and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit believes in good faith to be fair and reasonable), Blackstone Credit and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the BXCSS Sleeve or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit will be allocated in accordance with Blackstone’s and Blackstone Credit’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit, the BXCSS Sleeve and Other Blackstone Credit Clients.

When BXCSS determines not to pursue some or all of an investment opportunity for the BXCSS Sleeve that would otherwise be within the BXCSS Sleeve’s objectives and strategies, and Blackstone or Blackstone Credit provides the opportunity or offers the opportunity to Other Clients, Blackstone or Blackstone Credit, including their personnel (including BXCSS personnel), can be expected to receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the BXCSS Sleeve to BXCSS. As a result, Blackstone Credit (including BXCSS personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the BXCSS Sleeve to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or Blackstone Credit can be expected to earn greater fees when Other Clients participate alongside or instead of the BXCSS Sleeve in an Investment.

Blackstone Credit makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit, or circumstances not foreseen by Blackstone Credit at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit expects to be consistent with the BXCSS Sleeve’s objectives will, in certain circumstances, fail to achieve them.

Orders may be combined for the BXCSS Sleeve and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit or its affiliates consider equitable.

Cross Transactions. Situations may arise where certain assets held by the BXCSS Sleeve may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, BXCSS’s contractual obligations to the Alternative Strategies Fund and applicable law, including the 1940 Act. The BXCSS Sleeve or its obligors may purchase investments or assets from or sell investments or assets to shareholders, other obligors of the Alternative Strategies Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the BXCSS Sleeve or its obligors, on the one hand, and shareholders, other obligors of the Alternative Strategies Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the BXCSS Sleeve to a shareholder, other obligors of the Alternative Strategies Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the BXCSS Sleeve or any of its obligors to purchase or sell any asset or investment from or to a shareholder, other obligors of the Alternative Strategies Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Transactions with Obligors/Portfolio Companies. The Firm and obligors/portfolio companies of the BXCSS Sleeve and Other Clients operate in multiple industries and provide products and services to or otherwise contract with or have other business arrangements with obligors/portfolio companies of the BXCSS Sleeve, among others. The BXCSS Sleeve and shareholders of the Alternative Strategies Fund will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the any such business arrangements. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to BXCSS. Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. The BXCSS Sleeve and shareholders of the Alternative Strategies Fund will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit as a result of these relationships and/or participation by portfolio companies.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the BXCSS Sleeve, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the BXCSS Sleeve and thus the return to shareholders of the Alternative Strategies Fund.

The 1940 Act may limit the Alternative Strategies Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the BXCSS Sleeve may be prohibited from executing “joint” transactions with the Alternative Strategies Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the BXCSS Sleeve.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the BXCSS Sleeve’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment may not have been foreseeable at the time the BXCSS Sleeve made such investment and may adversely impact the BXCSS Sleeve and/or its obligors/portfolio companies. Furthermore, Blackstone Credit could base investment decisions on views about the direction or degree Technological and Scientific Innovations.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of BXCSS can be expected to trade in securities and make personal investments for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by BXCSS. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the BXCSS Sleeve to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the BXCSS Sleeve. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the BXCSS Sleeve holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the BXCSS Sleeve or pursue similar investment opportunities as the BXCSS Sleeve. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of BXCSS can be expected to take into account certain considerations and other factors in connection with the management of the BXCSS Sleeve that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Alternative Strategies Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the BXCSS Sleeve and Other Clients, BXCSS could decline to undertake investment activity or transact with a counterparty on behalf of the BXCSS Sleeve for reputational reasons, and this decision could result in the BXCSS Sleeve foregoing a profit or suffering a loss.

BROWN BROTHERS HARRIMAN & CO. (“BBH”)

Sub-Advisor to the High Income Fund

BBH, through a separately identifiable department, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) may utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with Fund investment guidelines, review of allocation decisions and compliance with the sub-advisor’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The sub-advisor has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

DOLAN MCENIRY CAPITAL MANAGEMENT, LLC (“DOLAN MCENIRY”)

Sub-Advisor to the Dolan McEniry Corporate Bond Fund

Material conflicts of interest that may arise in connection with portfolio managers’ management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

iM Square SAS, a control person of the Sub-Advisor and of the Advisor, also owns interests in a number of other investment advisory firms. The Sub-Advisor employs certain of the Advisor’s affiliates to assist the firm in marketing certain other pooled investment vehicles and accounts that are advised under WRAP or SMA programs. The Sub-Advisor does not believe that these arrangements present a conflict of interest for the management of the Fund.

DOUBLELINE CAPITAL LP (“DoubleLine”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Alternative Strategies Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Alternative Strategies Fund, be managed (benchmarked) against the same index the Alternative Strategies Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Alternative Strategies Fund. The other accounts might also have different investment objectives or strategies than the Alternative Strategies Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Alternative Strategies Fund. Because of their positions with the Alternative Strategies Fund, the portfolio managers know the size, timing and possible market impact of the Alternative Strategies Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Alternative Strategies Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Alternative Strategies Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Alternative Strategies Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Alternative Strategies Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Alternative Strategies Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Alternative Strategies Fund’s investment opportunities may also arise when the Alternative Strategies Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Alternative Strategies Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Alternative Strategies Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Alternative Strategies Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Alternative Strategies Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Alternative Strategies Fund.

Investors in the Alternative Strategies Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Alternative Strategies Fund, may render advice to the Alternative Strategies Fund that provides a direct or indirect benefit to DoubleLine or a related party or may manage or advise a product in which the Alternative Strategies Fund is invested in such a way that would not be beneficial to the Fund. For example, DoubleLine may advise a client who has invested in the Alternative Strategies Fund to redeem its investment in the Alternative Strategies Fund, which may cause the Alternative Strategies Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Alternative Strategies Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Alternative Strategies Fund, to a large number of investors.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its related parties may engage in activities where the interests of certain divisions of DoubleLine and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Alternative Strategies Fund.

Possible Future Activities. DoubleLine and its related parties may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Alternative Strategies Fund. These clients may themselves represent appropriate investment opportunities for the Alternative Strategies Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Alternative Strategies Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Alternative Strategies Fund and performance fee based accounts on a fair and equitable basis over time.

DYNAMIC BETA INVESTMENTS, LLC (“DBi”)

Sub-Advisor to the Alternative Strategies Fund

Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

FIRST PACIFIC ADVISORS, LP (“First Pacific”)

Sub-Advisor to the Alternative Strategies Fund

First Pacific has potential conflicts of interest in connection with its investment activities. For example, First Pacific manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. First Pacific receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for First Pacific to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, First Pacific has developed a policy in which portfolio managers seek to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or, if a pro rata allocation is not practical, to allocate the investment opportunities among First Pacific advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

First Pacific has also implemented other policies and procedures that seek to address other potential conflicts of interest that may arise in connection with First Pacific’s business and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time, including with respect to, among others, code of ethics, insider trading, best execution, trade aggregation, soft dollars, gifts and entertainment, and political contributions, among others. Additional information about potential conflicts of interest regarding First Pacific is set forth in First Pacific’s Form ADV Part 1 and Part 2A, a copy of which is available on the SEC’s website at www.adviserinfo.sec.gov.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT (“Guggenheim”)

Sub-Advisor to the High Income Fund

Potential Conflicts Related to the Sale of Fund Shares. Guggenheim, its affiliates and its respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or Guggenheim or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.

To the extent permitted by applicable law, Guggenheim and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of Guggenheim or its affiliates or amounts payable to Guggenheim or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

Potential Conflicts Related to Management of the Fund by Guggenheim. The following are descriptions of certain conflicts, financial or otherwise, that Guggenheim and their employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of Guggenheim, its affiliates, or their respective clients. To address these and other actual or potential conflicts, Guggenheim and/or the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with Guggenheim’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of Guggenheim’s affiliates and are not employees or clients of Guggenheim. Additional information about potential conflicts of interest regarding Guggenheim is set forth in Guggenheim’s Form ADV. A copy of Part 1 and Part 2A of Guggenheim’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.

Guggenheim and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. Guggenheim is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including Guggenheim (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for Guggenheim in managing the Fund.

For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of Guggenheim, its affiliates and their respective other clients, on the other hand. Guggenheim and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and Guggenheim or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause Guggenheim and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for Guggenheim’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that the Fund holds or that Guggenheim seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.

These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim, its affiliates or other client accounts.

Guggenheim’s and its Affiliates’ Activities on Behalf of Other Clients. Guggenheim and its affiliates currently manage and expect to continue to manage a variety of client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to Guggenheim as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, Guggenheim may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect its performance.

The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, Guggenheim or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. Guggenheim on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, Guggenheim will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, Guggenheim may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between Guggenheim’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.

Guggenheim Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, Guggenheim, from time to time, may initiate or recommend transactions in the loans or securities of companies in which Guggenheim, its related persons, or its respective affiliates have a controlling or other material direct or indirect interest.

Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), Guggenheim’s ultimate parent company. Sammons has relationships with Guggenheim and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of Guggenheim and, accordingly, pay Guggenheim a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of Guggenheim and the largest individual source of annual advisory fees paid to Guggenheim.

Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including Guggenheim (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of Guggenheim. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director or on the board of issuers in which Guggenheim has invested or will invest on behalf of its clients or to which Guggenheim has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of Guggenheim’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to Guggenheim and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by Guggenheim on behalf of their clients. Guggenheim does not expect these transactions to be material.

The relationships described above create potential conflicts of interest for Guggenheim in managing the Fund and could create an incentive for Guggenheim to favor the interests of these companies over other clients. These incentives are more pronounced where Guggenheim has multiple relationships with the affiliated client. For example, Guggenheim has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Guggenheim clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of Guggenheim. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by Guggenheim on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) Guggenheim may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) Guggenheim may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund. In addition, Guggenheim may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.

Guggenheim mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of Guggenheim’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and Guggenheim also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).

Allocation of Investment Opportunities. As described above, Guggenheim and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and Guggenheim may face potential conflicts of interest because Guggenheim may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by Guggenheim, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When Guggenheim believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

Guggenheim has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular client account, but not for another.

Guggenheim allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation shall generally reflect a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

The application of relevant allocation factors often result in non-pro rata allocations, and particular client accounts (including client accounts in which Guggenheim and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.

Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as Guggenheim deems appropriate to perform their duties in accordance with reasonable commercial standards and Guggenheim’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, Guggenheim may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.

Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, Guggenheim and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. Guggenheim will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, Guggenheim may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation policy and procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of Guggenheim (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors or use different models or techniques.

Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by Guggenheim. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As may be disclosed in the Prospectus and this SAI, Guggenheim has agreed to waive certain fees associated with these investments, which will reduce, but not eliminate, these types of conflicts. In other circumstances, Guggenheim may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of Guggenheim that will be compensated for such services.

Potential Conflicts Associated with Guggenheim and its Affiliates Acting in Multiple Capacities Simultaneously.

Principal and Cross Transactions. Guggenheim may, to the extent permitted under applicable law, effect client cross transactions where Guggenheim causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because Guggenheim represents the interests of both the selling account and the buying account in the same transaction, and Guggenheim could seek to treat one party to the cross transaction more favorably than the other party. Guggenheim has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with Guggenheim’s fiduciary duties and obligation to seek best execution and applicable rules.

Guggenheim and its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, Guggenheim may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (or retained by) Guggenheim or one of its affiliates. Such investments may include (i) investments that Guggenheim or one of its affiliates originated, arranged or placed, (ii) investments in which Guggenheim’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which Guggenheim’s affiliate represented the buyer or seller); (iii) investments where Guggenheim or its affiliates provided other services to a transaction participant or other third party, (iv) investments where Guggenheim or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by Guggenheim or its affiliates, investment funds or pools managed by Guggenheim or its affiliates or assets or obligations managed by Guggenheim or its affiliates. Commissions, fees, or other remuneration payable to Guggenheim or its affiliates in these transactions may present a potential conflict in that Guggenheim may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

In some circumstances, and also subject to applicable law, Guggenheim may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of Guggenheim, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of Guggenheim’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of Guggenheim’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of Guggenheim, or Guggenheim’s advisory client is a lender or financing provider to Guggenheim or its affiliates (including a parent), a potential conflict may exist as Guggenheim may have an incentive to favor the interests of those clients relative to those of its other clients.

Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of Guggenheim’s affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect the Fund’s performance.

Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of Guggenheim but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund’s investment programs, these funds may reduce capacity otherwise available to the Fund.

To the extent permitted by applicable law, Guggenheim and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

Some of Guggenheim’s employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services Guggenheim renders to the Fund and may thus create conflicts.

Certain professionals, including investment professionals, of Guggenheim may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between Guggenheim and its affiliates, present potential conflicts of interest, including those described herein.

Present and future activities of Guggenheim and its affiliates (and the role and relationships of Guggenheim’s personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.

Portfolio Manager Compensation. As discussed in this SAI, portfolio managers may own Fund shares, and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such Fund or fund(s) over other advisory clients, including other funds.

HARRIS ASSOCIATES L.P. (“Harris”)

Sub-Advisor to the International Fund

Actual or apparent conflicts may arise when Harris manages the Fund(s) and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the International Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris. A portfolio manager may execute transactions for another Fund or account that may be contrary to a Fund’s investments or that may adversely impact the value of a Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the International Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the International Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the International Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris is a long-only firm, so it does not have the conflicts normally associated with side-by-side management where hedge funds could also be in the market taking opposing positions to those of a long-only fund.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”)

Sub-Advisor to the International Fund

Lazard’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, rather than that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of Lazard’s portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

LOOMIS, SAYLES & COMPANY, L.P. (“Loomis Sayles”)

Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Alternative Strategies Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extend a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Alternative Strategies Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are addressed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

NEUBERGER BERMAN INVESTMENT ADVISERS LLC (“Neuberger Berman”)

Sub-Advisor to the High Income Fund

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger Berman may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger Berman and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (“NB”) will seek access to material non-public information. For instance, Neuberger Berman portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, Neuberger Berman portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients , taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NUANCE INVESTMENTS, LLC (“Nuance”)

Sub-Advisor to the Global Select Fund

Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Global Select Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Select Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Global Select Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Global Select Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

OLDFIELD PARTNERS LLP (“OP”)

Sub-Advisor to the Oldfield International Value Fund

As a general matter, OP attempts to minimize conflicts of interest and has implemented policies and procedures identifying circumstances that might give rise to conflicts of interest. OP’s portfolio managers may manage multiple accounts which may give rise to potential conflicts of interest. Some of these accounts may have the same investment objective as the Fund; a potential conflict of interest may arise as a result of identical investment objectives, whereby the portfolio manager could favor one account over another account. In order to address such potential conflicts, OP manages all global equity accounts in line, except for client specific restrictions which can occasionally cause small differences. Decisions for global equity portfolios are made across all portfolios and trades are created for all accounts in one block, ensuring each client receives the same price. In addition, the firm manages long only portfolios and does have any strategies that hedge. This means there is no possibility of one strategy being short of a position or exposure that is held as a long position in another strategy. Where possible, OP will aggregate orders for clients for the purchase or sale of the same security using the same executing broker. Such aggregation may enable OP to obtain for clients a more favorable price or a better commission rated based upon the volume of a particular transaction. Nevertheless, there may be circumstances when aggregation works to the disadvantage of a client. OP will aggregate client orders where it reasonably believes that it is in clients’ overall best interests or to provide equitable treatment. OP’s allocation procedures are reasonably designed to ensure that no unfair preference is given to any client. OP also requires its employees to obtain prior approval from the Compliance Officer of all outside business interests. The Compliance Officer considers any conflicts as part of the approval process and would consider any new conflicts arising after approval is given.

On occasion, OP and its principals and employees may buy and sell securities for themselves that they also recommend to clients. OP and its principals and employees are also investors in some of the investment funds managed by OP. OP has adopted a Code of Ethics that is reasonably designed to address conflicts that may arise with respect to these transactions. All employees are required to seek prior approval for and to report their personal securities transactions and holdings to the Chief Compliance Officer.

POLEN CAPITAL MANAGEMENT, LLC (“Polen Capital”)

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

Polen Capital provides advisory services to other clients which invest in securities of the same type as the Global Select, International and Small Company Fund invest. Polen Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Global Select Fund and the International Fund and other accounts, the Global Select Fund, the International Fund and the Small Company Fund receive fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

SCHARF INVESTMENTS, LLC (“Scharf Investments”)

Sub-Advisor to the Global Select Fund

The portfolio managers have portfolio management responsibility for all the investment accounts of Scharf Investments. There is a potential conflict should one of these accounts be favored over another, but the intention of Scharf Investments is to treat all accounts equally. The investment accounts are expected to hold generally the same securities in the same proportions. Buy and/or sell orders will normally be placed concurrently for each account. Any differences between the investment accounts would be expected to arise from differential cash flows and investment restrictions.

SEGALL BRYANT & HAMILL, LLC (“SBH”)

Sub-Advisor to the Small Company Fund

SBH has adopted policies and procedures in which conflicts of interest are identified and managed according to the firm’s operating agreement and compliance manual. The issues monitored by the firm’s compliance process cover a wide range of legal and regulatory elements. Some examples of the more frequent monitoring areas include quarterly employee personal trading, quarterly billing reviews, semi-annual proxy voting, quarterly best-execution, daily cross-trade monitoring, monthly email reviews, quarterly political contributions, quarterly employee holdings, and as required marketing and advertising review. SBH has limited exposure to possible conflicts of interest with clients. The firm has, however, identified certain potential conflicts of interest, including (1) conflicts related to managing multiple client accounts side by side in the same or similar investment styles, such as the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, and differences in client fees/structure, (2) investment teams obtaining investment research through client commissions (research arrangements) (3) adviser personnel and their personal investing activities, (4) proxy voting of portfolio securities on behalf of clients and (5) structure of investment team compensation. SBH has adopted policies and procedures that the firm believes address these potential conflicts of interest as well as monitoring systems and procedures to provide ongoing oversight. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

WATER ISLAND CAPITAL, LLC (“Water Island”)

Sub-Advisor to the Alternative Strategies Fund

Water Island maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these multiple funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts, including the Alternative Strategies Fund. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or Water Island has a financial interest. For instance, Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including portfolio managers of the Alternative Strategies Fund, may also invest in certain pilot accounts. Water Island may also manage certain pooled investment vehicles whereby Water Island provides principal protection for investors. Water Island may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit Water Island or the portfolio manager. As described above, it is Water Island’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, Water Island has adopted a policy to treat pilot accounts in the same manner as other client accounts for purposes of trade aggregation and allocation — neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. To be assured of continuing to receive services considered of value to the Alternative Strategies Fund and its other clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Alternative Strategies Fund and Water Island may also promote the sale of investment companies or pooled investment vehicles advised by Water Island, and Water Island and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the broker-dealer and is not based on any sales of investment companies or pooled investment vehicles advised by Water Island.

Personal Holdings and Transactions. Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Alternative Strategies Fund. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in registered investment companies and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

Water Island and the Alternative Strategies Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Alternative Strategies Fund and other client accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended [December 31, 2023].

iM GLOBAL

Advisor to the Funds

iM Global’s portfolio managers are compensated based on a fixed salary and a distribution of iM Global’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

BBH

Sub-Advisor to the High Income Fund

BBH portfolio managers are paid a fixed base salary and variable incentives based on performance, investment strategy performance, and the overall profitability of BBH. Base salaries are determined within a market competitive salary range, based on experience and performance, and is consistent with the salaries paid to other fixed income portfolio managers of BBH. The variable incentives are composed of two separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401(k) account that vests over time. The main criteria for establishing Performance Bonuses are the investment performance of the portfolios managed and their respective leadership, collaboration, and communication skills.

BXCSS

Sub-Advisor to the Alternative Strategies Fund

BXCSS’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to BXCSS and performance of the client assets for which the portfolio manager has primary responsibility. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of BXCSS and its clients.

DBI

Sub-Advisor to the Alternative Strategies Fund

Each portfolio manager receives a fixed salary and owns an equity interest in DBi. Each portfolio manager’s compensation is determined by the profitability of DBi and is not based on the performance or value of assets of the Alternative Strategies Fund.

DOLAN MCENIRY

Sub-Advisor to the Dolan McEniry Corporate Bond Fund

Portfolio managers are compensated with a salary based on employee experience and performance in their respective jobs and contributions to the success of the Dolan McEniry team and are generally tracked with growth in the firm’s assets under management. Work ethic, teamwork, attitude and commitment to Dolan McEniry are the important criteria in setting individual compensation levels. Two portfolio managers, Mr. Dolan and Mr. McEniry, also own an equity interest in the Sub-Advisor and may be compensated based on the Sub-Advisor’s revenue at the end of each fiscal year.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for the portfolio managers employed by the Sub-Advisor is for the Sub-Advisor to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Sub-Advisor’s portfolio managers for their contribution to the success of the clients and the Sub-Advisor. The Sub-Advisor’s Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the Sub-Advisor.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the Sub-Advisor, through direct ownership interests in the Sub-Advisor. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor. Participation is generally determined in the discretion of the Sub-Advisor, taking into account factors relevant to the portfolio manager’s contribution to the success of the Sub-Advisor.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Advisor may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Advisor’s leadership criteria.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) for the portfolio managers that are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant account’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon their ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

First Pacific believes this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

Compensation for some of the firm’s investment professionals involved in the management of certain UCITs accounts is governed by the provisions of the firm’s Remuneration Policy which is designed to comply with requirements mandated by the European Securities and Markets Authority’s ‘Guidelines on sound remuneration policies under the UCITS Directive and AIFMD.

GUGGENHEIM

Sub-Advisor to the High Income Fund

Guggenheim compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. Guggenheim’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). A portfolio manager’s ownership of shares of a fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund over other funds or other accounts.

HARRIS

Sub-Advisor to the International Fund

Harris receives fees based on the assets under management of the International Fund, as set forth in the Investment Sub-Advisory Agreement between Harris and iM Global.

Harris is solely responsible for compensating its portfolio managers. Compensation for each of its portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of such portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by funds, accounts and by strategy, and is compared to one or more of the following benchmarks but not limited to: S&P 500® Index, Russell Mid-Cap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over short and long term periods, including one year, three years, five years, ten years and since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LAZARD

Sub-Advisor to the International Fund

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

A variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenues or assets generated by the accounts managed by such portfolio management teams.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of Loomis Sayles, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60 % of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of Loomis Sayles’ Chief Investment Officer (“CIO”) and senior management. The Loomis Sayles’ CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Loomis Sayles profitability, and/or investment performance.

General

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Loomis Sayles experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Loomis Sayles profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.

For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the Loomis Sayles prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

NEUBERGER BERMAN

Sub-Advisor to the High Income Fund

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Neuberger Berman organization (“NB”). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

NUANCE

Sub-Advisor to the Global Select Fund

The Nuance team is compensated in four ways: salary, bonus revenue sharing and profit sharing. The profit sharing component of the compensation is motivation to stay loyal to the firm and participate in its growth through the overall profitability of the firm. Additionally, all employees of Nuance have a clear path to “equity rights” – without upfront capital that can be difficult for families. These rights grant true equity value without the upfront investment which adds clear retentive qualities.

Scott Moore, President, Co-Chief Investment Officer, and portfolio manager, owns 78.12% of Nuance. He firmly believes that the profits of the firm will coincide directly with the success of the investment products he manages with his team. The vast majority of his compensation has a direct correlation with the success of his clients and their experience as clients with Nuance.

OP

Sub-Advisor to the Oldfield International Value Fund

Remuneration within OP will reflect at least in part the overall profitability or otherwise of the firm. Partners (including all portfolio managers) receive their remuneration in the form of non-guaranteed profit share. Part of this is paid as a fixed amount which is equivalent to a salary and then each partner or employee is eligible for a discretionary profit share or bonus, dependent on the availability of profit. This discretionary part is decided by the remuneration committee consisting of the four non-executive directors of Oldfield & Co. (a member of OP) and Richard Oldfield. The discretionary element of profit share for partners and bonuses for employees is limited to 1/3 of the pre bonus profits in total. The firm has an appraisal system which includes the setting of objectives each year for every executive by his/her manager and assessment against those objectives. The appraisal output is the basis of the remuneration process, when in addition to the profitability of the business as a whole and the specific area in which the executive is involved (e.g., global equity portfolios) may be taken into account, along with other factors. The remuneration committee considers the appraisal output in making its decisions and, in the case of portfolio managers, other factors include. but are not limited to, contribution to overall investment debate and portfolio performance. Portfolio performance is appraised over the short term (one year) and long term (up to since inception) with a higher weighting being given to the longer term measure. Performance is judged against the respective benchmarks of the portfolios, such as the MSCI World Index.

POLEN CAPITAL

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in Polen Capital, including direct Equity Interests and/or phantom Equity Interests, entitling each portfolio manager to a proportionate year-end distribution of Polen Capital’s net profits. Polen Capital’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the portfolio managers is not related to the Global Select, International or Small Company Fund’s performance.

SBH

Sub-Advisor to the Small Company Fund

Employee compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams’ incentives with client interests. Compensation for investment professionals generally consists of base salary, incentive bonus, and profit-sharing. Non-investment professionals are compensated with a salary and discretionary incentive bonus based on their performance. Compensation for all professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director, with final approval from SBH’s President.

SCHARF INVESTMENTS

Sub-Advisor to the Global Select Fund

Each portfolio manager receives a fixed base salary and a share of the profits of Scharf Investments equal in proportion to his ownership of the firm.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

Portfolio Manager Securities Ownership [To Be Updated]

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of [December 31, 2023].

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Chad Baumler/
Global Select Fund
Andrew Beer/
Alternative Strategies Fund
Adam Bloch/
High Income Fund
Steven Brown/
High Income Fund
Jack Chee/
Global Select Fund
International Fund
Small Company Fund
Alternative Strategies Fund

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
High Income Fund
Oldfield International Value Fund
Satya Dantuloori
Global Select Fund
C. Schaffer Degen
Dolan McEniry Corporate Bond Fund
High Income Fund
Mark T. Dickherber/
Small Company Fund
Daniel D. Dolan, Jr./
Dolan McEniry Corporate Bond Fund
Adam Dwinells/
Alternative Strategies Fund
Matthew Eagan/
Alternative Strategies Fund
Rory Ewing/
High Income Fund
Damon Ficklin/
Global Select Fund
Daniel Fields/
International Fund
Roger Foltynowicz/
Alternative Strategies Fund
Andrew Goodwin
Oldfield International Value Fund
Robert W. Greber, III, CFA
Dolan McEniry Corporate Bond Fund
Jeffrey Gundlach/
Alternative Strategies Fund
Paul Harrison/
Alternative Strategies Fund
David G. Herro/
International Fund
Andrew Hofer/
High Income Fund
Neil Hohmann/
High Income Fund
Gabe Houston/
Global Select Fund
Stephen Kealhofer/
Alternative Strategies Fund
Brian Kennedy/
Alternative Strategies Fund
Brian A. Krawez/
Global Select Fund
Paul Kunz/
High Income Fund
Mark Landecker/
Alternative Strategies Fund
Rayna Lesser Hannaway/
Global Select Fund
Mark Little/
International Fund
Robin Jones/
International Fund

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Gregg Loprete/
Alternative Strategies Fund
Mathia Mamou-Mani/
Alternative Strategies Fund
Roger S. McEniry
Dolan McEniry Corporate Bond Fund
Greg McIntire/
Global Select Fund
Scott Moore/
Global Select Fund
Todd Morris/
International Fund
Shaun P. Nicholson/
Small Company Fund
William C. Nygren/
Global Select Fund
John Orrico/
Alternative Strategies Fund
Bryan Power
Global Select Fund
Steven Romick/
Alternative Strategies Fund
Stephen M. Schubert
Dolan McEniry Corporate Bond Fund
Brian Selmo/
Alternative Strategies Fund
Evan L. Serdensky/
High Income Fund
Jeffrey Sherman/
Alternative Strategies Fund
Shane Smith/
Global Select Fund
Jason Steuerwalt/
Global Select Fund
International Fund
Alternative Strategies Fund
High Income Fund
Elaine Stokes/
Alternative Strategies Fund
Kiko Vallarta/
Global Select Fund
International Fund
Oldfield International Value Fund
Todd Vandam/
Alternative Strategies Fund
Nigel Waller
Oldfield International Value Fund
Anne Walsh/
High Income Fund
Eric Zhou/
High Income Fund

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

iM GLOBAL

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

BBH

Sub-Advisor to the High Income Fund

BBH has adopted a Proxy Voting & Class Action Policy and Procedures which are designed to mitigate potential conflicts of interest from influencing proxy voting decisions that BBH makes on behalf of advisory clients. Upon request, clients may obtain copies of a report showing how proxies were voted with respect to securities in their accounts by requesting a copy. Nevertheless, notwithstanding such Proxy Voting & Class Action Policy and Procedures, actual proxy voting decisions of BBH may have the effect of favoring the interests of certain clients or businesses of other divisions or units of BBH or its affiliates provided that BBH believes such voting decisions to be in accordance with its fiduciary obligations. Unless otherwise stated in the investment management agreement, BBH maintains the right to vote proxies on behalf of clients and may utilize the services of a third- party proxy agent in making voting decisions. BBH reserves the right to vote proxies in a manner that is different than the vote recommended by third-party proxy agents. When BBH uses a sub-adviser, the sub-adviser generally votes proxies on behalf of BBH. BBH is not responsible for voting proxies where clients choose to opt out of BBH’s proxy process. The clients’ custody banks must be instructed to mail proxy material directly to clients who choose to vote their own proxies.

BXCSS

Sub-Advisor to the Alternative Strategies Fund

BXCSS generally invests in fixed income securities that do not involve proxy votes. However, BXCSS has adopted Proxy Voting Policies and Procedures pursuant to Rule 206(4)-6 under the Advisers Act. When voting proxies on behalf of clients, BXCSS’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

While BXCSS endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, BXCSS will apply its proxy voting policies and procedures to votes cast or other corporate actions with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

Monitoring Corporate Actions. When BXCSS receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the account custodian to the employee who is designated to receive notices in the definitive documentation governing the relevant client’s investment, if any (the “Proxy Recipient”). The Proxy Recipient will consult the relevant portfolio manager(s) of each client that holds the securities that are the subject of the proxy vote. The Proxy Recipient will monitor the voting deadline to confirm that the deadline for the response is met.

Determination of Voting Decisions. Decisions on whether and how to vote a proxy generally are made by the relevant portfolio manager. The portfolio manager and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Where appropriate, the portfolio manager or a member of the investment team may consult with the Chief Compliance Officer or Chief Legal Officer and the members of the applicable Investment Committee regarding decisions and completion of the proxy material. Decisions are based on a number of factors that may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BXCSS may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.

Conflicts of Interest. Material conflicts of interest that may arise between BXCSS and the clients when voting proxies will be resolved in accordance with the applicable conflicts of interest policies and procedures.

Communication of Decision. After making a decision to vote a proxy and determining how to vote the proxy, the portfolio manager or a member of the investment team covering the security will then submit the vote. The portfolio manager or such investment team member will send completed copies of the proxy materials to the Proxy Recipient. The procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

Providing Proxy Voting Information to Clients. BXCSS acknowledges that its investors have a right to information about how the BXCSS votes client proxies, and BXCSS will make information available on request. BXCSS also will make a copy of these policies and procedures available on request. When an investor makes a request about a particular vote, BXCSS usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) BXCSS cast the vote on the matter; and (4) any other reasonable information an investor might request. Proxy voting information and the procedure for obtaining such information is included in BXCSS’s Form ADV, which is available to each investor.

DBi

Sub-Advisor to the Alternative Strategies Fund

Due to the nature of its investment activities, DBi will seldom, if ever, be called upon to vote client proxies. If a situation arises where the Sub-Advisor is in a position to vote proxies, it will vote any proxies in accordance with its fiduciary duty to its clients and will generally seek to vote proxies in a way that maximizes the value of clients’ assets. DBi will document and maintain certain books and records associated with its proxy voting policies and procedures in accordance with paragraph (c)(ii) of Rule 204-2 under the Investment Advisers Act of 1940, as amended. The CCO will ensure that DBI complies with all applicable recordkeeping requirements associated with proxy voting.

DOLAN MCENIRY

Sub-Advisor to the Dolan McEniry Corporate Fund

Due to the nature of fixed income securities, it is very rare for the Fund to receive a proxy in which to vote. The Advisor has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Sub-Advisor in accordance with the proxy voting policy (the “Voting Policy”) adopted by the Sub-Advisor. In the event the Fund receives a proxy to vote, the Sub-Advisor will adhere to the Voting Policy as described below.

Where a proxy proposal raises a material conflict of interest between the interests of the Advisor or Sub-Advisor, or an affiliated person of the Advisor or Sub-Advisor, and the interests of the Fund, the Advisor or Sub-Advisor shall abstain from making a voting decision and will forward all necessary proxy voting materials to the Trust for the Board to make a voting decision. Only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Alternately, a material conflict of interest in a proxy proposal involving the Fund may be addressed by such other method set forth in the Voting Policies and approved by the Board.

The Sub-Advisor strives to vote all proxies in the best economic interests of its clients. The decision how to vote follows the same criteria the Sub-Advisor uses in managing client accounts – to vote for proposals in such a manner that, in the Sub-Advisor’s opinion, will increase shareholder value. In evaluating a particular proposal, the Sub-Advisor takes into consideration, among other things:

•	management’s assertions regarding the proxy proposal;

•	the Sub-Advisor’s determination of how the proxy proposal will impact its clients; and

•	the Sub-Advisor’s determination of whether the proxy proposal will create dilution for shareholders.

The Sub-Advisor will generally support management’s recommendations on proxy issues related to business operation matters. The Sub-Advisor believes a company’s management should generally have the latitude to make decisions related to other company’s business operations. However, when the Sub-Advisor believes the company’s management is acting in an inconsistent manner with its clients’ best interests, the Sub-Advisor will vote against management recommendations.

The Sub-Advisor will generally vote against non-salary compensation plans, unless in the Sub-Advisor’s opinion, such plans are structured to not create serious dilution to shareholders. The Sub-Advisor will analyze all other compensation plans on a case-by-case basis. The Sub-Advisor will review proxy proposals regarding control matters related to a company on a case-by-case basis. The Sub-Advisor generally opposes measures limiting rights of shareholders, and the Sub-Advisor generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Advisers Act (the “DoubleLine Proxy Policy”). The DoubleLine Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The DoubleLine Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds managed by DoubleLine and their shareholders. Under the DoubleLine Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the DoubleLine Proxy Policy, which seeks to resolve such conflict in the relevant fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the relevant fund’s board, or any committee thereof; or (iv) not voting the proxy. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in the DoubleLine Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the DoubleLine Proxy Policy.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the funds it manages and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of such funds. First Pacific has contracted with Institutional Shareholder Services (“ISS”), an independent service provider, to assist in the administration of proxy voting for the portfolio securities held in the accounts managed by First Pacific, including the Alternative Strategies Fund.

In the event a proxy proposal raises a material conflict of interest, First Pacific will convene an internal group of senior First Pacific employees who are independent from the conflict of interest issue and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable First Pacific client(s). The internal group may take, but is not limited to, the following courses of action: (i) consulting with the board of directors/trustees of the registered investment companies managed by First Pacific for conflicts involving registered investment companies for a course of action; (ii) voting in accordance with the recommendation of its proxy voting service provider; (iii) “echo” or “mirror” voting the shares in the same proportion as other votes; (iv) seeking client consent for the vote recommended by the Portfolio Manager; (v) engaging an independent third party to provide a recommendation on how to vote the proxy; (vi) abstaining from voting the proxy; or (vii) for debt proxies, additional courses of action may also include: (a) voting with the majority of uninterested lenders; (b) ceding its vote to the agent bank if the asset held is bank debt; or (c) appointing an independent committee or party to make the voting decision.

In certain instances, First Pacific may elect not to vote a proxy or otherwise be unable to vote a proxy on a client’s behalf. Such instances may include, but are not limited to: (i) a de minimis number of shares held; (ii) potential adverse impact on the client’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote); (iii) logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction); or (iv) if First Pacific believes the costs of voting the proxy exceed the expected benefit to the client. In addition, First Pacific generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

GUGGENHEIM

Sub-Advisor to the High Income Fund

Guggenheim generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the 1940 Act and clients that are pension plans subject to the ERISA. Guggenheim has established policies and procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Where Guggenheim has been delegated responsibility for voting proxies, it must take reasonable steps to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. Guggenheim’s authority to vote proxies is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of Guggenheim’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Guggenheim and its clients with respect to proxy voting are resolved in the best interests of the clients.

Guggenheim Investments (“GI”) has established the Proxy Voting Advisory Committee (“PVAC”) to oversee the proxy voting activities and policies and procedures of certain GI registered investment advisers (the “GI Advisors”), including Guggenheim. The PVAC comprises of representatives from Investment Management, Compliance, Risk, Operations and Legal. The PVAC’s primary responsibility will be to seek to ensure that the GI Advisors, including Guggenheim, fulfill their fiduciary duties in voting proxies in the best interests of their clients.

Guggenheim has adopted the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as Guggenheim’s proxy voting guidelines (“Guidelines”). Guggenheim has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. Depending on the objective of Fund or client account and the portfolio team managing the account, Guggenheim will assess the proxy voting guidelines to determine which Guidelines will be followed. Guggenheim reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually.

Guggenheim may override the Guidelines recommending a vote on a particular proposal if Guggenheim determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the Guidelines, the reasons will be documented in writing by the appropriate investment team(s) and retained by Operations. In the absence of contrary instructions received from Guggenheim, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions from Operations.

Guggenheim will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) Guggenheim has decided to vote some or all of the shares contrary to the Guidelines. In either case, the investment team(s) will document the rationale for voting the proposal in a particular manner. The PVAC will review and provide approval for either scenarios.

Guggenheim may occasionally be subject to material conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. If a material conflict of interest exists, a determination will be made as to how to resolve the conflict. If the Guidelines do not address a proposal, or Guggenheim wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and Guggenheim has a material conflict of interest, then Guggenheim may resolve the conflict in any of the following ways, as recommended by the PVAC: refer proposal to the client; obtain client ratification; abstain from voting; use another independent third party for all proposals; use another independent third party to vote the specific proposals that involve a conflict; and/or demonstrate that its vote was note the product of a material conflict. The method selected by Guggenheim to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Guggenheim has adopted a separate proxy voting policy and procedures with respect to Special Purpose Acquisition Companies (SPACs). SPACs typically issue a proxy when they have identified an acquisition. The proxy may ask shareholders to vote separately on the acquisition and on certain governance proposals, or it may bundle the proposals or make them dependent on each other. Guggenheim clients at times will own SPAC shares when Guggenheim or its affiliates provide services to the SPAC, such as financing or investment banking services. Guggenheim’s policy is that it will vote with the SPAC’s management on acquisition-related proxies (including corporate governance matters or other matters related to a proposed acquisition), whether or not Guggenheim or its affiliates have other roles in the transaction, and whether or not it may have a conflict of interest in voting the proxy.

If an investment team seeks to override the above SPAC proxy voting policy, the PVAC will analyze whether Guggenheim has any material conflict in voting the proxy. If the PVAC determines that there is no material conflict of interest, then the PVAC may approve the override. If a material conflict is identified, then Guggenheim may use one of above-referenced methods to resolve the conflict.

In either case, the investment team(s) responsible will document the rationale for voting the proposal in a particular manner and the PVAC will review the matter.

If a registered investment company managed by Guggenheim invests in another registered investment company or business development company beyond the limits of Section 12(d)(1) of the 1940 Act, in reliance on certain statutory exemptions, the Guggenheim acquiring fund must exercise its voting rights (by proxy or otherwise) with respect to any security purchased or acquired by either: (i) seeking instructions from its security holders with regard to the voting of all proxies with respect to such security and to vote such proxies only in accordance with such instructions (i.e., pass thru voting); or (ii) voting the shares held by it in the same proportion as the vote of all other holders of such security (i.e., mirror voting).

HARRIS

Sub-Advisor to the International Fund

Harris believes that proxy voting rights are valuable portfolio assets and an important part of the investment process, and Harris exercises voting responsibilities as a fiduciary solely with the goals of serving the best interests of Harris’ clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. Harris has a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding proxy voting and ensures compliance with those policies.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris believes management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of Harris’ investment. Accordingly, on most issues, Harris casts votes in accordance with management’s recommendations. This does not mean that Harris does not care about corporate governance. Rather, it is confirmation that Harris’ process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When Harris believes management’s position on a particular issue is not in the best interests of its clients, Harris will vote contrary to management’s recommendation.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed Harris to vote otherwise. Harris’ voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

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With respect to a company’s board of directors, Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors, and will usually vote in favor of proposals that ensure such independence.

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With respect to auditors, Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely-related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

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With respect to equity based compensation plans, Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

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With respect to corporate structure and shareholder rights, Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

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With respect to social responsibility issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and typically will vote against shareholder proposals requesting that a company disclose or amend certain business practices unless Harris believes the proposal would have a substantial positive economic impact on the company.

The Proxy Voting Committee, in consultation with Harris’ Legal and Compliance Departments, is responsible for monitoring and resolving any possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris, or Harris is actively soliciting business from the issuer; (ii) when Harris, is aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when Harris is aware that it has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when Harris is aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, will vote pursuant to the Guidelines set forth in the Proxy Voting Policy when conflicts of interest arise. However, if Harris believes that voting in accordance with a Guideline is not in the best interest of clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then Harris will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if Harris believes the recommendation of ISS is not in the best interests of clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates

Investment Trust for a determination of how shares held in the Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

LAZARD

Sub-Advisor to the International Fund

Introduction

Generally, Lazard is granted proxy voting authority under its client agreements and Lazard generally accepts the responsibility to vote proxies on behalf of any client. As a fiduciary, Lazard votes proxies in the best interests of its clients. Lazard has adopted a Global Proxy Voting Policy (the “Policy”) that discloses how our investment professionals generally will vote on types of proposals, governs how Lazard resolves conflicts arising from proxy voting, and refers to steps our Proxy Operations team takes to implement the Policy and Lazard’s votes. Our voting activities and voting policies are overseen by Lazard’s Proxy Committee, which meets at least quarterly.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, or an approved decision to split Lazard’s votes, Lazard’s general Policy is to vote proxies on a given issue consistently for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

To assist it in its proxy-voting responsibilities, Lazard continues to subscribe to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard also continues to use the ISS operations platform to submit its proxy votes.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”), which are set forth in the Policy. These Approved Guidelines provide that Lazard generally should vote FOR a particular proposal, AGAINST a particular proposal, or that the proposal should be considered on a case-by-case basis.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service, or also may abstain.

Amendments to Policy

In March 2020, Lazard revised the Policy to amend Approved Guidelines for the following areas:

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Routine Items: The types of routine items recommended by management that Lazard generally will vote FOR were clarified to include items such as the timing of meetings, the approval of regular-course audit reports and similar reports.

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Amendments to Charters and Policies: A new section of Approved Guidelines was added for this category of proposal, noting that Lazard generally will vote FOR amendments driven by regulatory changes and the like, and that Lazard generally will vote AGAINST amendments to by-laws and the like that lack sufficient disclosure.

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ESG Items: Although many environmental, social and corporate governance (“ESG”)issues will remain case-by-case votes, the Policy now notes that Lazard generally will vote FOR items that ask companies to increase ESG disclosures, approve anti-dis- crimination policies, improve a company’s ESG risk management, and the like.

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Certain Shareholder Proposals: The Policy was amended to add a new section of Approved Guidelines on shareholder proposals, identifying items Lazard generally will vote FOR and generally will vote AGAINST.

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Overall, the Policy updates were designed to provide better disclosure of Lazard’s expected votes on ESG matters and certain common types of shareholder resolutions. The updates also aim to reduce the number of potential case-by-case referrals for routine items. By reducing case-by-case referrals, the revisions intend to allow Lazard’s analysts and portfolio managers additional time to research agenda items that warrant more of their time.

The Policy’s ESG-related updates were the product of discussions led by Lazard’s Co-Heads of Sustainable Investment, and involved consultations with an outside expert. The revisions were presented to the firm’s Proxy Committee and Investment Counsel before they were adopted.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee.

All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of Loomis Sayles’ Proxy Voting Policies and Procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

NEUBERGER BERMAN

Sub-Advisor to the High Income Fund

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (the “Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

Neuberger Berman’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with Neuberger Berman’s voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis, an independent third party.

Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate. the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

NUANCE

Sub-Advisor to the Global Select Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is Nuance’s policy to follow the provisions of any ERISA plan’s investment policy statement or other documentation that might be provided in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Responsibility

Where Nuance has accepted responsibility to vote proxies on behalf of a particular client, the Executive Committee is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

Procedures

Nuance will vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable.

It is generally the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA/UMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow adequate time for the processing of both paper and electronic ballots to be delivered to Nuance’s proxy voting vendor, ISS. Certain custodians provide Nuance with notice of eligible proxy ballots in the aggregate, rather than on the underlying account-level. In the case of aggregated ballots, Nuance is not afforded underlying account-level transparency. Nuance undertakes reasonable efforts to reconcile aggregated ballots to the account level but in instances where that is not possible, Nuance’s policy is to vote such ballots in accordance with its policy. At any time, a client may contact Nuance to request information about its proxy voting policies. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Trading & Portfolio Operations Department will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. Nuance may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not include a recommendation or otherwise outline a general position as voting on a case-by-case basis, the proxy will be forwarded to the Portfolio Management team, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if Nuance has determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Responsible Voting Parties along with other relevant firm personnel, may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should be voted in accordance with such conclusions. In addition, the proposals should be evaluated in context. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities, Nuance may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Responsible Voting Parties. The Responsible Voting Parties may consult with various members of Nuance’s staff including the Portfolio Management Team or the Compliance & Risk Committee.

Retention and Oversight of Proxy Advisory Firms

Nuance has retained Institutional Shareholder Service (“ISS”), an independent adviser that specializes in providing a variety of fiduciary-level proxy services to financial service firms. The services provided include substantive, in-depth research, global and domestic issuer analysis, vote and issue recommendations, record retention, reconciliation, and ballot processing. To assist Nuance in facilitating proxy voting, ISS provides company level reports that summarize key data elements contained within an issuers proxy statement and an analysis on vote measures. While Nuance votes all proxies based on its own policies in the best interests of its clients, Nuance primarily relies on the ISS recommendations. ISS provides vote execution, reporting and recordkeeping services in addition to vote research.

Nuance monitors its vendor communications to take into account additional information (i.e., subsequent notices or filings) and conducts an additional analysis if Nuance determines that information could impact the outcome of Nuance’s vote determination.

As part of Nuance’s ongoing oversight of vendors, periodic due diligence is performed on ISS to ensure policies regarding vote recommendation methodologies are understood, to make a reasonable inquiry that conflicts of interest are known and disclosed, and to ensure that Nuance can form a reasonable belief that the proxy advisory firm has the capacity and competency to analyze the matters upon which it offers recommendations to Nuance. The Compliance Department along with the Responsible Voting Parties will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

Conflicts of Interest

Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance & Risk Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Review of Third Party Research Service Conflicts of Interest

Nuance considers the research of ISS, so the Responsible Vote Parties take reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, Nuance will consider, among other things, (i) whether ISS has the capacity and competency to adequately analyze proxy issues; (ii) whether ISS can offer research in an impartial manner and in the best interests of Nuance’s clients; and (iii) what conflicts ISS has disclosed to Nuance.

Special Circumstances

Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nuance has investment discretion, however, Nuance shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Proxy Voting Guidelines

In accordance with Rules 30b1-4, 206(4)-6 and 204-2 of the Investment Adviser Act of 1940, as amended, Nuance is providing all clients with a summary of its proxy voting procedures.

•

Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf. Clients retain the responsibility to inform the custodian of their account of their intention to delegate proxy voting discretion to Nuance.

•

It is Nuance’s policy to vote client shares based on its proxy voting policy after consideration of the ISS recommendations. Nuance’s policy includes a review of potential conflicts that exist relative to voting decisions and that may impact its clients. If Nuance identifies a conflict of interest that exists between Nuance and its client, Nuance’s policy is to review each conflict on a case-by-case basis. ISS and Nuance retain a record of all recommendations.

•

ISS is a neutral third party that issues recommendations based upon its own internal guidelines and outlines them in its “ISS United States Proxy Voting Guidelines – Benchmark Policy Recommendations” document available at: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf. To the extent Nuance uses automated or pre-population of votes, Nuance will monitor communications, taking into account additional information (i.e., subsequent notices or filings) to determine if such information could impact the outcome of Nuance’s vote determination when such determination is based on an ISS recommendation.

•

Nuance may vote client shares inconsistent with ISS recommendations if Nuance believes, based on its internal review, that it is in the best interest of its clients. In such a case, Nuance will have on file written documentation detailing why they believe ISS’s recommendation was not in the client’s best interest.

•	Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

•	Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Nuance’s Compliance & Risk Committee will review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

These procedures are currently in effect. If you have any questions would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact Nuance’s Compliance Department at 816-743-7080.

OP

Sub-Advisor to the Oldfield International Value Fund

OP complies with its Proxy Voting Policies and Procedures (the “Procedures”) that are designed to ensure that it votes proxies with respect to client securities in the best interests of its clients. The Procedures also require that OP identify any conflicts of interest between OP and its clients. If a material conflict exists, OP will determine whether voting in accordance with the voting guidelines and factors described in the Procedures is in the best interests of the client or take some other appropriate action.

OP will generally vote in favor of routine corporate housekeeping proposals such as the election of directors where no corporate governance issues are implicated, the reappointment of auditors or increases or reclassification of common stock. Generally, OP will vote against proposals that make it more difficult to replace members of a board of directors, that cause management to be too heavily represented on the board, or that introduce cumulative voting, unequal voting rights or create supermajority voting. For all other proposals, OP will determine whether a proposal is in the best interests of its clients and may take into account, among others, the following factors: whether the proposal was recommended by management and OP’s opinion of management; whether the proposal acts to entrench existing management; whether the proposal fairly compensates management for past and future performance; and whether the proposal is likely to strengthen the issuer’s business franchise and therefore benefit its shareholders over a time frame that is relevant for OP’s clients’ portfolios.

POLEN CAPITAL

Sub-Advisor to the Global Select Fund, International Fund and Small Company Fund

In exercising its voting obligations, Polen Capital is guided by general fiduciary principles. It must act prudently, solely in the interest of the Global Select Fund, the International Fund and the Small Company Fund and for the purpose of providing benefits to the Global Select Fund, International Fund and the Small Company Fund. Polen Capital will consider the factors that could affect the value of the Global Select Fund’s, the International Fund’s and the Small Company Fund’s investment in its determination on a vote.

Polen Capital has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Global Select Fund, the International Fund and the Small Company Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Polen Capital’s proxy voting procedures establish a protocol for voting of proxies in cases in which Polen Capital or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Global Select Fund, the International Fund and the Small Company Fund or that could compromise Polen Capital’s independence of judgment and action in voting the proxy in the best interest of the Global Select Fund’s, the International Fund’s and the Small Company Fund’s shareholders. Polen Capital believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interest of shareholders.

SBH

Sub-Advisor to the Small Company Fund

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH can and will override ISS’ recommendation through a manual vote. If more than one investment team or wealth management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the wealth management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or President of SBH. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, SBH will exercise its voting authority. However, if SBH believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, SBH may not exercise its voting authority after considering all relevant factors.

SCHARF INVESTMENTS

Sub-Advisor to the Global Select Fund

Scharf Investments will vote all proxies after making the determination that the vote is in the best interest of the Global Select Fund’s shareholders. In determining whether a proposal serves the best interests of the Global Select Fund and its shareholders, Scharf Investments will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. Scharf Investments will abstain from voting proxies when it believes it is appropriate to do so. Scharf Investments has established a Proxy Voting Committee which is comprised of employees separate from those persons responsible for the Global Select Fund’s portfolio management. If a material conflict of interest over proxy voting arises between Scharf Investments and the Global Select Fund, such proxy votes will be referred to the Proxy Voting Committee and the Committee will vote all such proxies in accordance with the policy described above. The goal of the Proxy Voting Committee is to ensure that all proxy votes serve the best interests of the Global Select Fund and its shareholders.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Water Island takes its fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its shareholders’ and clients’ investments. Water Island has adopted and implemented proxy voting policies and procedures that are designed to reasonably ensure that proxies are voted in the best interests of its clients. The policies and procedures include proxy voting guidelines, address the manner in which material conflicts of interest that may arise in the proxy voting process should be handled, and contain recordkeeping requirements.

Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients. For example, Water Island generally votes against any management proposals that it believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

Water Island generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that Water Island believes will not typically have a significant effect on the value of the investment. Proposals that change the status of a company, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Water Island generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment and generally will support proposals that maintain or expand shareholder democracy. Water Island believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually.

Water Island may abstain from voting proxies or deviate from the policies stated above in certain situations, such as when the cost of voting the proxy exceeds the expected benefit to the client or when required under applicable law, rule, or regulation. For example, Water Island may abstain when share blocking is imposed in certain countries, when it may be necessary to hire a translator or travel to vote in person, or when the securities are on loan and the income benefit exceeds the benefit of voting.

Water Island believes that conflicts of interest must be resolved in the way that will most benefit its clients. Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote or where a portfolio manager has business or personal relationships with an officer or director of the issuer. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Congress Street, Boston, Massachusetts 02114. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The following table shows administrative fees paid to the Fund’s’ administrator during the fiscal years or period ended December 31: [To Be Updated]

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund##
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund			^

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.
^

During the period January 1, 2021 through September 17, 2021, the Predecessor Fund paid the Predecessor Fund’s administrator $97,471 in administration fees pursuant to the prior administration agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three fiscal years or period are as follows: [To Be Updated]

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund##
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three fiscal years are as follows: [To Be Updated]

Fund	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund##
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024, the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

For the fiscal years ended December 31, [2023], 2022 and 2021, the Funds paid no commissions to broker-dealers affiliated with the Advisor or any of the Sub-Advisors.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year. [To Be Updated]

Fund	Broker	Amount
Alternative Strategies Fund	Wells Fargo & Co.	$
	Citigroup, Inc.	$
	Bank of America Corp.	$
	Goldman Sachs Group, Inc.	$
	Jeffries Financial Group, Inc.	$
	Morgan Stanley	$
High Income Fund##	Bank of America Corp.	$
	JP Morgan Chase & Co.	$
	Citigroup, Inc.	$
	Wells Fargo & Co.	$
	Goldman Sachs Group, Inc.	$

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive, best efforts basis to assist in the distribution of the Funds’ shares in a continuous offering of such shares. The Distributor is compensated for performing this service by the Advisor and does not receive underwriting commissions from the Funds (and has not received any such commissions during the last three fiscal years for the Funds).

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class of the Alternative Strategies Fund.

Under the Distribution Plan, the Alternative Strategies Fund is authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Alternative Strategies Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class of the Alternative Strategies Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of the Alternative Strategies Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to prospective shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Alternative Strategies Fund may, from time to time, deem advisable.

Other Shareholder Servicing Expenses Paid by the Funds

The Funds make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Funds’ Board of Trustees to represent reasonable amounts for those services. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to a Fund’s payment of any amounts through the Distribution Plan.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

The table below identifies the financial intermediaries who received compensation from the Funds for providing sub-recordkeeping, sub-transfer agency or similar services during the calendar year ended December 31, 2023:

Firm

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2023. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2023 are not reflected: [to be confirmed]

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period. The Advisor does not expect each Fund’s portfolio turnover rate (except for the Alternative Strategies Fund) to exceed 150% in most years.

Portfolio turnover rates for the fiscal years or period ended December 31, 2023 and 2022 were as follows:

[To Be Updated]

Fund	2023	2022
Global Select Fund#
International Fund
Alternative Strategies Fund
High Income Fund#$
Small Company Fund###
Oldfield International Value Fund
Dolan McEniry Corporate Bond Fund

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024 the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Advisor, as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Advisor deems that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service selected by the Advisor does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Advisor in consultation with the relevant Sub-Advisor and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Advisor.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Advisor, or at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Advisor. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Advisor in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

TAXATION [To Be Updated]

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of qualified publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed. Tax consequences are not the primary consideration of a Fund in implementing its investment strategy.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, under the federal backup withholding rules, a Fund will be required to withhold federal income tax at the current rate of 24% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to federal backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% federal tax on all or a portion of their “net investment income,” which generally will include dividends from the Funds and net gain from the disposition of shares of the Funds. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum federal capital gains tax rate. Availability of the deduction and/or taxation at the maximum federal capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%/40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The capital loss carryforwards for each Fund were as follows: [to be updated]

	Global Select Fund#	International Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(28,027,653)	$(29,517,147)
Perpetual Long-Term	$—	$(11,289,274)	$—

Total	$—	$(39,316,927)	$(29,517,147)

	High Income Fund ##	Small Company Fund###	Oldfield International Value Fund	Dolan McEniry Corporate Bond Fund
Capital Loss Carryforwards
Perpetual Short-Term				$(147,922)
Perpetual Long-Term				$(1,294,416)

Total				$(1,442,338)

#	On November 4, 2022, the Fund changed its name from the iMGP Equity Fund to the iMGP Global Select Fund.
##	On March 9, 2023, the Fund changed its name from the iMGP High Income Alternatives Fund to the iMGP High Income Fund.
###	On April 29, 2024 the Fund changed its name from the iMGP SBH Focused Small Value Fund to the iMGP Small Company Fund.

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Funds’ distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Funds. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such year if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold as backup withholding 24% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with their correct taxpayer identification number. The Funds also are required to withhold 24% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to federal backup withholding.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Global Select Fund commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Alternative Strategies Fund commenced operations on September 30, 2011. The High Income Fund commenced operations on September 28, 2018. The Small Company Fund commenced operations on July 31, 2020. The Oldfield International Value Fund commenced operations on November 30, 2020. The Dolan McEniry Corporate Bond Fund commenced operations on September 20, 2021. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. The Board has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds. Currently, the Alternative Strategies Fund is authorized to issue two classes of shares: Institutional Class shares and Investor Class shares. The Global Select Fund, International Fund, High Income Fund, Small Company Fund, Oldfield International Value Fund and Dolan McEniry Corporate Bond Fund are authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Global Select Fund, the International Fund, the Alternative Strategies Fund, the High Income Fund, the Small Company Fund, the Oldfield International Value Fund, the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF, the RBA Responsible Global Allocation ETF and the Polen Capital Global Growth ETF are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and iM Global have obtained an exemptive order from the SEC, which permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Funds or iM Global.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s transfer agent, SS&C Global Investor & Distribution Solutions, Inc., is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call SS&C Global Investor & Distribution Solutions, Inc., at 1-800-960-0188 if you have questions about your account. The Trust’s independent registered public accounting firm, [ ], also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2023, and [ ] report thereon are incorporated by reference. The report of [   ] the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of [   ] and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

(1)

Agreement and Declaration of Trust is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (“SEC”) on August 12, 1996

(A)

Amendment to Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 15, 1996

(B)

Amendment to Agreement and Declaration of Trust dated December 4, 2008 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

(C)

Amendment to Agreement and Declaration of Trust dated August 31, 2011 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

(b)	By-laws are incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2014

(c)	Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of Trust and Article II of Third Amended and Restated By-Laws

(d)	Investment Advisory Contracts

(1)

Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated June 1, 2021, as amended September 20, 2021, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(2)

Amended Appendix A and Appendix B to the Unified Investment Advisory Agreement dated April 22, 2022, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

(3)

Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC dated December 5, 2022, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(4)

Form of Amended Appendix A and Appendix B to the Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(5)	Amended Appendix A and Appendix B to the Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC - to be filed by amendment

(6)	Sub-Advisory Agreements

(A)	Global Select Fund (formerly, the Equity Fund)

1.

Investment Management Agreement with Nuance Investments, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

2.

Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

1

3.

Investment Management Agreement with Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(B)	International Fund

1.

Investment Management Agreement with Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

2.

Investment Management Agreement with Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

3.

Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(C)	Alternative Strategies Fund

1.

Investment Management Agreement with Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

2.

Investment Management Agreement with DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

3.

Investment Management Agreement with First Pacific Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

4.

Investment Management Agreement with Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

5.

Investment Management Agreement with Water Island Capital LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

6.

Investment Management Agreement with Dynamic Beta investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(D)	High Income Fund

1.

Investment Management Agreement with Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

2.

Investment Management Agreement with Guggenheim Partners Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

3.

Investment Management Agreement with Neuberger Berman Investment Advisers LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(E)	SBH Focused Small Value Fund

1.

Investment Management Agreement with Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

2.Investment	Management Agreement with Polen Capital Management, LLC—to be filed by amendment

(F)	Oldfield International Value Fund

1.

Investment Management Agreement with Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(G)	Dolan McEniry Corporate Bond Fund

2

1.

Investment Management Agreement with Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(H)	DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

1.

Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Managed Futures Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

2.

Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Hedge Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

3.

Form of Investment Management Agreement between iM DBi Cayman Managed Futures Subsidiary and Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

(I)	RBA Responsible Global Allocation ETF

1.

Investment Management Agreement with Richard Bernstein Advisors, LLC, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

(J)	Berkshire Dividend Growth ETF

1.

Investment Management Agreement with Berkshire Asset Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(K)	Polen Capital Global Growth ETF

1.

Form of Investment Management Agreement with Polen Capital Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(L)	Polen Capital China Growth ETF

1.

Form of Investment Management Agreement with Polen Capital Management, LLC – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(M)	Polen Capital Emerging ex-China Growth ETF

1.	Investment Management Agreement with Polen Capital Management, LLC—to be filed by amendment

(N)	Polen Capital International Growth ETF

1.

Form of Investment Management Agreement with Polen Capital Management, LLC – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(O)	Polen Capital Global SMID Company Growth ETF

1.	Investment Management Agreement with Polen Capital Management, LLC—to be filed by amendment

(e)	Underwriting Contracts

(1)

Distribution Agreement with ALPS Distributors, Inc. dated April 26, 2018 is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

(2)

Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

(A)

Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

(B)	Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. – to be filed by amendment

3

(3)

Amendment No. 5 dated November 30, 2020 to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(4)

Form of Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

(5)	Form of Authorized Participant Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

(6)

Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

(7)	Amendment to the Distribution Agreement – to be filed by amendment

(f)	Bonus or Profit Sharing Contracts – None

(g)	Custodian Agreements

(1)

Custody Agreement with State Street Bank and Trust dated July 1, 2023, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(h)	Other Material Contracts

(1)

Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

(A)

Amendment dated September 20, 2018 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

(B)

Amendment dated July 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(C)

Amendment dated October 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(D)

Amendment dated August 31, 2021 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 1, 2021

(E)

Amendment dated July  1, 2023 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(2)	Power of Attorney dated May 26, 2021 is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

(3)	Power of Attorney dated April 26, 2023 is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

(4)

Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

(A)

Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

(B)

Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 26, 2014

4

(C)

Amendment dated January 1, 2017 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2017

(D)

Amendment dated August 28, 2018 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

(E)

Amendment dated July 31, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

(F)

Amendment dated October 30, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(G)

Amendment to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(5)	Operating Expenses Limitation Agreement

(A)

Operating Expenses Limitation Agreement dated August 28, 2018 for the High Income Alternatives Fund is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

(B)

Operating Expenses Limitation Agreement dated July 31, 2020 for the SBH Focused Small Value Fund is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

(C)

Operating Expenses Limitation Agreement dated October 30, 2020 for the Oldfield International Value Fund is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(D)

Operating Expenses Limitation Agreement dated September 30, 2021 for the Dolan McEniry Corporate Bond Fund is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

(E)

Operating Expenses Limitation Agreement for the Global Select Fund dated August 1, 2022 is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(6)	Fund of Funds Investment Agreements

(A)

Fund of Funds Investment Agreement with Wisdom Tree Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(B)

Fund of Funds Investment Agreement with Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust IV, Nuveen Investment Trust V, Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Investment Funds, Inc. and NuShares ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(C)

Fund of Funds Investment Agreement with BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(D)

Fund of Funds Investment Agreement with Vanguard Funds – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(E)

Fund of Funds Investment Agreement with Janus Detroit Street Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

5

(i)	Legal Opinions

(1)

Opinion and Consent of Counsel relating to the RBA Responsible Global Allocation ETF is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

(2)

Opinion and Consent of Counsel relating to the iMGP Berkshire Dividend Growth ETF is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

(3)

Opinion and Consent of Counsel relating to the Polen Capital Global Growth ETF is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

(4)

Opinion and Consent of Counsel relating to the Polen Capital China Growth ETF and Polen Capital International Growth ETF- is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

(5)	Consent of Counsel - filed herewith

(j)	Other Opinions

(1)	None

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements

(1)

Subscription Agreement (initial seed capital only) is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on December 17, 1996

(m)	Rule 12b-1 Plan

(1)

Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(2)

Amendment to Appendix B to Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

(3)	Amendment to Appendix B to Distribution and Shareholder Servicing Plan – to be filed by amendment

(n)	Rule 18f-3 Plan

(1)	Multiple Class Plan – is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(o)	Reserved

(p)	Codes of Ethics

(1)

Code of Ethics for Litman Gregory Funds Trust is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(2)

Code of Ethics for iM Global Partner Fund Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(3)	Code of Ethics for ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

(4)	Codes of Ethics for the Sub-Advisors

(A)	First Pacific Advisors, LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(B)	Nuance Investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(C)	Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

(D)	DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

(E)	Loomis, Sayles & Company, L.P. – incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

6

(F)	Water Island Capital, LLC is incorporated by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 17, 2021

(G)	Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

(H)

Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

(I)	Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

(J)	Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

(K)

Guggenheim Partners Investment Management, LLC, dated June 13, 2023 – is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

(L)

Neuberger Berman Investment Advisers LLC, dated January 13, 2023 - is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

(M)	Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 6, 2020

(N)	Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(O)	Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

(P)	Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(Q)	Richard Bernstein Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(R)	Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

(S)	Berkshire Asset Management, LLC is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

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(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

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(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b) A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant’s By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event

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that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
iM Global Partner Fund Management, LLC (formerly Litman Gregory Fund Advisors, LLC)	801-52710
Name of Sub-Advisors
Berkshire Asset Management, LLC	801-68485
Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC)	801-63857
Brown Brothers Harriman & Co.	801-60256
Dolan McEniry Capital Management, LLC	801-54756
DoubleLine Capital LP	801-70942
Dynamic Beta investments, LLC	801-77106
First Pacific Advisors, LLC	801-67160
Guggenheim Partners Investment Management, LLC	801-66786
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Neuberger Berman Investment Advisers LLC	801-61757
Nuance Investments, LLC	801-69682
Oldfield Partners LLP	801-72023
Polen Capital Management, LLC	801-15180
Richard Bernstein Advisors, LLC	801-71501
Scharf Investments, LLC	801-18799
Segall Bryant & Hamill, LLC	801-47232
Water Island Capital, LLC	801-57341

Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1 WS Credit Income Fund 1290 Funds abrdn ETFs
Alpha Alternative Assets Fund ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund)

Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund)

The Arbitrage Funds

AQR Funds
Axonic Alternative Income Fund
Axonic Funds
BBH Trust Bluerock High Income Institutional Credit Fund

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Bluerock Total Income + Real Estate Fund
Brandes Investment Trust
Bridge Builder Trust
Cambria ETF Trust Centre Funds
CIM Real Estate Assets & Credit Fund
CION Ares Diversified Credit Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
CRM Mutual Fund Trust
DBX ETF Trust
Emerge ETF Trust
ETF Series Solutions (Vident Series)
Flat Rock Core Income Fund
Flat Rock Opportunity Fund
Financial Investors Trust
Firsthand Funds
FS Credit Income Fund
FS Energy Total Return Fund
FS Multi-Alternative Income Fund
FS Series Trust
FS Multi-Alternative Income Fund Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust Goldman Sachs ETF Trust II GraniteShares ETF Trust
Hartford Funds Exchange-Traded Trust
Heartland Group. Inc.
IndexIQ ETF Trust Index IQ Active ETF Trust
Investment Managers Series Trust II (AXS – Advised Funds)
Janus Detroit Street Trust
Lattice Strategies Trust
Longleaf Partners Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Mass Mutual Premier Funds Mass Mutual Advantage Funds
Meridian Fund, Inc. MVP Private Markets Fund
Natixis ETF Trust Natixis ETF Trust II Opportunistic Credit Interval Fund
PRIMECAP Odyssey Funds
Principal Exchange-Traded Funds
RiverNorth Funds
RiverNorth Opportunities Fund, Inc. RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Sprott Funds Trust
Stone Ridge Residential Real Estate Income Fund I, Inc.
Stone Ridge Trust
Stone Ridge Trust II
Stone Ridge Trust III

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Stone Ridge Trust IV
Stone Ridge Trust V
Stone Ridge Trust VI Stone Ridge Trust VIII Thrivent ETF Trust
USCF ETF Trust
Valkyrie ETF Trust II
Wasatch Funds
WesMark Funds
Wilmington Funds
XAI Octagon Credit Trust
X-Square Balanced Fund, LLC X-Square Series Trust YieldStreet Prism Fund

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Bradley J. Swenson	President, Chief Operating Officer, Director	None

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Joseph J. Frank**	Secretary	None

Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None

Stephen J. Kyllo	Vice President, Chief Compliance Officer	None

Hilary Quinn	Vice President	None

Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596

Registrant’s Fund Administrator	State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114-2016

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Records Relating to:	Are located at:
Registrant’s Custodian/Fund Accountant	State Street Bank and Trust Company 1776 Heritage Drive Quincy, MA 02171

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc (formerly, DST Asset Manager Solutions, Inc.) 330 West 9th Street Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant’s respective Sub-Advisors:

Berkshire Asset Management, LCC 46 Public Square Suite 700 Wilkes-Barre, PA 8701-2609

Blackstone Credit Systematic Strategies LLC (formerly, DCI, LLC) 201 Spear Street, Suite 250 San Francisco, CA 94105

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005

Dolan McEniry Capital Management, LLC 120 North LaSalle Street Suite 1510 Chicago, IL 60602

DoubleLine Capital LP 2002 N. Tampa Street, Suite 200 Tampa, FL 33602

Dynamic Beta investments, LLC 12 East 49th Street New York, NY 10017

First Pacific Advisors, LLC 11601 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025

Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, CA 90401

Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

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Nuance Investments, LLC 4900 Main Street, Suite 220 Kansas City, MO 64112

Oldfield Partners LLP 11 Grosvenor Place London SW1X 7HH – United Kingdom

Polen Capital Management, LLC 1825 NW Corporate Boulevard, Suite 300 Boca Raton, FL 33431

Richard Bernstein Advisors, LLC 1251 Avenue of the Americas, Suite 4102 New York, NY 10020

Scharf Investments, LLC 16450 Los Gatos Boulevard, Suite 207 Los Gatos, CA 95032

Segall Bryant & Hamill, LLC 540 West Madison Street, Suite 1900 Chicago, IL 60661

Water Island Capital, LLC 41 Madison Avenue, 42nd Floor New York, NY 10010

Item 34. Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35. Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 137 and Amendment No. 138 under the Investment Company Act of 1940, as amended, to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo and State of California, on the 29th day of February 2024.

LITMAN GREGORY FUNDS TRUST

By: /s/ Jeffrey K. Seeley

  Jeffrey K. Seeley

  President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 137 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Allecta*	Chairman of the Board, Trustee	February 29, 2024
Julie Allecta

/s/ Thomas W. Bird*	Trustee	February 29, 2024
Thomas W. Bird

/s/ Jennifer M. Borggaard*	Trustee	February 29, 2024
Jennifer M. Borggaard

/s/ Jonathan W. DePriest*	Trustee	February 29, 2024
Jonathan W. DePriest

/s/ Frederick A. Eigenbrod, Jr.*	Trustee	February 29, 2024
Frederick A. Eigenbrod, Jr.

/s/ Jeffrey K. Seeley Jeffrey K. Seeley	Trustee and President (Principal Executive Officer)	February 29, 2024

/s/ Harold M. Shefrin*	Trustee	February 29, 2024
Harold M. Shefrin

/s/ Philippe Uzan*	Trustee	February 29, 2024
Philippe Uzan

/s/ John M. Coughlan John M. Coughlan	Treasurer (Principal Financial Officer)	February 29, 2024

* By: /s/ John M. Coughlan
John M. Coughlan, Attorney-in-Fact

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INDEX TO EXHIBITS

(i)	(5)	Consent of Counsel